                                                                               .
                                                                               .
                                                                               .

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                  [ ] Confidential, for Use of the Commission Only
                                                     (as permitted by Rule 14a-6(e)(2)
[X] Definite Proxy Statement

[ ] Definite Additional Materials

[ ] Soliciting Material Under Rule 14a-12


                                   Filing by:


                             TLC VISION CORPORATION

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

                                       N/A
--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

                                       N/A
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

                                       N/A
--------------------------------------------------------------------------------

(5)   Total fee paid:



                                       N/A
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:


                                       N/A
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:


                                       N/A

--------------------------------------------------------------------------------

(3) Filing Party:

                                       N/A

--------------------------------------------------------------------------------

(4) Dated Filed:

                                       N/A

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================================================================================

                             TLC VISION CORPORATION
                             ---------------------

           NOTICE OF 2004 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 14, 2004

                             ---------------------

     NOTICE IS HEREBY GIVEN THAT the 2004 annual and special meeting of the shareholders of TLC Vision Corporation (the "Company") will be held on June 14, 2004 at 9:00 a.m. Eastern Standard Time at The TSX Auditorium, The Exchange Tower, 130 King Street West, Toronto, Ontario, for the following purposes:

          1. To approve the Company's 2004 Employee Share Purchase Plan;

          2. To approve amendments to the Company's 1997 Share Purchase Plan for Canadian Employees;

          3. To approve an increase in the number of common shares reserved for the Company's Amended and Restated Share Option Plan by 2,000,000 common shares;

          4. To elect seven directors for the ensuing year;

          5. To appoint Ernst & Young LLP as auditors of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

          6. To receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2003, together with the report of the auditors thereon; and

          7. To transact such further business as may properly come before the annual and special meeting or any adjournment thereof.

     The text of the resolutions approving items 1 to 3 above is contained in Appendix A to the accompanying management information circular.

     The Board of Directors has fixed the close of business on May 5, 2004 as the record date for determining the Company's shareholders entitled to notice of and to vote at its annual and special meeting.

     Management of the Company is soliciting the enclosed proxy. Please refer to the accompanying management information circular for further information with respect to the business to be transacted at the annual and special meeting. The management information circular is deemed to be incorporated by reference in and to form part of this notice.

     The Board of Directors recommends that you vote FOR each of the above proposals.

                                          By Order of the Board of Directors

                                          -s- Robert W. May
                                          Robert W. May
                                          General Counsel and Secretary

Mississauga, Ontario
April 29, 2004

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL AND SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED. IF YOU EXECUTE A PROXY CARD, YOU MAY STILL ATTEND THE ANNUAL AND SPECIAL MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. HOWEVER, ATTENDING THE ANNUAL AND SPECIAL MEETING IN PERSON WILL NOT REVOKE YOUR PROXY UNLESS YOU FOLLOW THE PROCEDURES EXPLAINED UNDER "REVOCATION OF PROXIES" IN THE ACCOMPANYING MANAGEMENT INFORMATION CIRCULAR.

                             TLC VISION CORPORATION

                        MANAGEMENT INFORMATION CIRCULAR

                           GENERAL PROXY INFORMATION

     The information contained in this management information circular is given as at April 26, 2004, except where otherwise noted. This management information circular is first being sent or given to shareholders on or about May 12, 2004. All references to "$" shall mean U.S. dollars and all references to "Cdn.$" shall mean Canadian dollars.

SOLICITATION OF PROXIES

     THE INFORMATION CONTAINED IN THIS MANAGEMENT INFORMATION CIRCULAR, WHICH IS A PROXY STATEMENT UNDER U.S. SECURITIES LAW, IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF TLC VISION CORPORATION ("TLC VISION" OR THE "COMPANY") TO BE HELD ON MONDAY, JUNE 14, 2004 AT 9:00 A.M. AT THE TSX AUDITORIUM, THE EXCHANGE TOWER, 130 KING STREET WEST, TORONTO, ONTARIO, AND AT ALL ADJOURNMENTS OF THE MEETING, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. It is expected that the solicitation will be made primarily by mail but directors, officers and employees of the Company, without additional remuneration, may also solicit proxies personally. TLC Vision will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals. THE SOLICITATION OF PROXIES BY THIS MANAGEMENT INFORMATION CIRCULAR IS BEING MADE BY OR ON BEHALF OF TLC VISION MANAGEMENT and the total cost of the solicitation will be borne by the Company.

APPOINTMENT OF PROXIES

     The persons named in the enclosed form of proxy are representatives of TLC Vision management and are directors or officers of the Company. A SHAREHOLDER WHO WISHES TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A TLC VISION SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

     To be valid, proxies must be deposited with the Secretary of the Company, c/o CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit #6, Toronto, Ontario, M5A 4K9 not later than the close of business on June 10, 2004 or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

     The executive office of TLC Vision is located at 5280 Solar Drive, Mississauga, Ontario, L4W 5M8. TLC Vision's registered office is located at 44 Chipman Hill, Suite 1000, P.O. Box 7289, Station "A", Saint John, New Brunswick, E2L 4S6.

NON-REGISTERED SHAREHOLDERS

     Only registered TLC Vision shareholders, or the persons they appoint as their proxies, are permitted to attend and vote at the meeting. However, in many cases, TLC Vision shares beneficially owned by a holder (a "Non-Registered Holder") are registered either:

     - in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares. Intermediaries include banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

     - in the name of a depository (such as The Canadian Depository for Securities Limited or The Depository Trust Company) of which the intermediary is a participant.

     In accordance with Canadian securities law, the Company has distributed copies of the notice of meeting, this management information circular, the form of proxy, the annual report for the fiscal year ended

December 31, 2003 and, in the case of materials to be distributed to Non-Registered Holders resident in Canada, financial statements of the Company prepared in accordance with Canadian generally accepted accounting principles and the related management's discussion and analysis of financial condition (collectively, the "meeting materials") to the depositories and intermediaries for onward distribution to Non-Registered Holders.

     Intermediaries are required to forward meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Typically, intermediaries will use a service company (such as ADP Investor Communications ("ADP IC")) to forward the meeting materials to Non-Registered Holders.

     Non-Registered Holders who have not waived the right to receive meeting materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. Non-Registered Holders should follow the procedures set out below, depending on which type of form they receive.

     A. Voting Instruction Form. In most cases, a Non-Registered Holder will receive, as part of the meeting materials, a voting instruction form. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form. Voting instruction forms sent by ADP IC permit the completion of the voting instruction form by telephone or through the Internet at www.proxyvotecanada.com. If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Holder.

        or

     B. Form of Proxy. Less frequently, a Non-Registered Holder will receive, as part of the meeting materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the Non-Registered Holder must complete the form of proxy and deposit it with the Secretary of the Company as described above under "Appointment of Proxies". If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the Non-Registered Holder must strike out the names of the persons named in the proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided.

     NON-REGISTERED HOLDERS SHOULD FOLLOW THE INSTRUCTIONS ON THE FORMS THEY RECEIVE AND CONTACT THEIR INTERMEDIARIES PROMPTLY IF THEY NEED ASSISTANCE.

REVOCATION OF PROXIES

     A registered shareholder who has given a proxy may revoke the proxy by:

        A. completing and signing a proxy bearing a later date and depositing it with the Secretary of the Company as described above; or

        B. depositing an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing: (i) at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment of the meeting, at which the proxy is to be used, or (ii) with the chairman of the meeting on the day of the meeting or any adjournment of the meeting; or

        C. in any other manner permitted by law.

     A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary at least seven days prior to the meeting.

VOTING OF PROXIES

     The management representatives designated in the enclosed form of proxy will vote or withhold from voting the shares for which they are appointed as proxy on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy, and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, such shares will be voted by the management representatives FOR each of the resolutions as indicated in the discussion of each resolution below. The scrutineers appointed for the meeting will tabulate votes cast by proxy or in person at the meeting. The scrutineers at the meeting will include common shares that are present and entitled to vote but that abstain or are withheld from voting on a particular matter for purposes of determining the presence of a quorum but not for purposes of determining whether the required vote has been received for a particular matter. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter and has not received instructions from the beneficial owner, such shares will not be considered for purposes of determining the presence of a quorum or for the purposes of determining whether the required vote has been received.

     The form of proxy confers discretionary voting authority on those persons designated in the proxy with respect to amendments or variations to the resolutions identified in the notice of the meeting and with respect to other matters that may properly come before the meeting. TLC Vision management knows of no such amendment, variation or other matter to come before the meeting as of the date of this management information circular. However, if such amendments or variations or other matters properly come before the meeting, the management representatives designated in the form of proxy will vote the TLC Vision common shares represented thereby in accordance with their best judgment.

VOTING SHARES AND RECORD DATE

     On April 26, 2004, the Company had outstanding 68,691,227 common shares. Each holder of common shares of record at the close of business on May 5, 2004, the record date established for notice of the meeting, will be entitled to one vote for each common share held on all matters proposed to come before the meeting or any adjournment thereof, except to the extent that the holder has transferred any common shares after the record date and the transferee of such shares establishes ownership of them and demands, not later than the close of business 10 days before the meeting, to be included in the list of shareholders entitled to vote at the meeting, in which case the transferee will be entitled to vote such shares.

     A quorum for the TLC Vision shareholder meeting will consist of at least two persons present in person and each entitled to vote at the meeting and holding at least 20% of the outstanding TLC Vision common shares.

                    BUSINESS TO BE CONDUCTED AT THE MEETING

APPROVAL OF THE COMPANY'S 2004 EMPLOYEE SHARE PURCHASE PLAN

  Description of 2004 Employee Share Purchase Plan

     On March 3, 2004, the board of directors of TLC Vision approved the Company's 2004 Employee Share Purchase Plan (the "New Plan") subject to shareholder and Toronto Stock Exchange ("TSX") approval. The Company is seeking shareholder approval of the New Plan pursuant to Internal Revenue Service regulations and stock exchange requirements.

     Concurrently with the board of directors' approval of the New Plan, the Company amended its 1997 Share Purchase Plan for Canadian Employees (the "Canadian Plan") on March 3, 2004. Only Canadian employees are eligible to participate in the Canadian Plan, and the Canadian Plan is not intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

  Reason for the New Plan

     The New Plan is intended to enable the Company and its corporate subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, and to promote the success of the Company's business. The Company believes that the New Plan also increases shareholder value by further aligning the interests of its employees with the interests of the Company's shareholders by providing an opportunity for employees to benefit from share price appreciation that generally accompanies improved financial performance. The board of directors believes that the Company's long term success is dependent upon the ability of the Company and its corporate subsidiaries to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company and its corporate subsidiaries.

  New Plan Benefits

     The benefits to be received pursuant to the New Plan by executive officers and employees of the Company's U.S. subsidiaries are not determinable at this time because such benefits are based upon each individual's determination of whether or not to participate in the New Plan and to what extent. The aggregate number of the Company's common shares that may be purchased under the New Plan shall not exceed 500,000 common shares.

     A general description of the principal terms of the New Plan is set forth below. This description is qualified in its entirety by the terms of the New Plan.

  General Description of the New Plan

     The purpose of the New Plan is to provide employees of the Company's U.S. subsidiaries who participate in the New Plan with an opportunity to purchase common shares of the Company through payroll deductions. The New Plan, and the right of participants to make purchases thereunder, is intended to qualify as an "Employee Stock Purchase Plan" under the provisions of Section 423 of the Code. The provisions of the New Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. Employees of the Company's U.S. subsidiaries are eligible to participate in the New Plan.

     The New Plan can be administered by the board of directors or a committee of at least three directors that the board of directors appoints. The board of directors shall determine questions of interpretation or application of the New Plan. No charge for administrative or other costs may be made against the payroll deductions of a participant.

     Any person who is employed by any of the Company's U.S. subsidiaries is eligible to participate in the New Plan provided that the employee is employed on the first day of the Offering Period (as defined below) and subject to certain limitations imposed by Section 423(b) of the Code. Eligible employees become participants in the New Plan by delivering to the Company an enrolment form at least 30 calendar days prior to the first day of the Offering Period.

     Common shares of the Company are offered for purchase through a series of successive offering periods (each an "Offering Period"), from July 1, 2004 through December 31, 2004 and each consecutive six month period thereafter; or such other period designated by the committee in its sole discretion. Each eligible employee who elects to participate in the New Plan for a particular Offering Period is granted a purchase right on the first day of the Offering Period. The purchase right will entitle the participating employee to specify a level of payroll deduction (between 1% and 10% of compensation) to be in effect on each pay day during the

Offering Period, and the amount of these periodic deductions will be applied to the purchase of the shares on each purchase date.

     The purchase right will be exercised by applying the amount credited to the employee's account to the purchase of shares on each semi-annual purchase date. The option price of the share will be the lesser of (i) 85% of the fair market value of a common share on the first day of the Offering Period, or (ii) 85% of the fair market value of a common share on the date the purchase right is exercised. The fair market value of a share on any relevant date under the New Plan will be the fair market value of one share as of a particular day, which shall be the closing price per common share on the NASDAQ National Market System ("NASDAQ") on that day, or, if such day is not a trading day, the last preceding trading day.

     Notwithstanding the foregoing, (i) no employee will be permitted to subscribe for shares under the New Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or any of its corporate subsidiaries (including common shares of the Company which may be purchased under the New Plan or pursuant to any other option) and (ii) employees shall not be permitted in any Offering Period to purchase more shares than the number obtained by dividing $25,000 by the fair market value of a common share on the first day of the Offering Period.

     A participant's enrolment in the New Plan may be terminated by filing with the Company a written notice of withdrawal at least 30 calendar days prior to the beginning of an Offering Period. The failure to remain in the continuous employ of a participating corporate subsidiary will be deemed to be a withdrawal from the Offering Period, provided that the employee may elect to continue participation through the last day of the Offering Period, in which case, shares shall be purchased for such employee.

     No rights or accumulated payroll deductions of a participant under the New Plan may be pledged, assigned or transferred for any reason.

     The New Plan may be amended at any time by the Company's board of directors, although certain amendments will require shareholder approval. The New Plan will terminate on the date on which all shares available under the New Plan have been sold, unless earlier terminated by the Company's board of directors.

  Certain U.S. Federal Tax Consequences of the New Plan

     The following discussion summarizes certain tax considerations for participants in the New Plan and certain tax effects to the Company. State and local tax consequences may differ.

     Amounts deducted from a participant's pay under the New Plan are part of the employee's regular compensation and remain subject to federal, state and local income and employment withholding taxes. A participant will not recognize any additional income at the time the participant elects to participate in the New Plan, or purchases shares under the New Plan.

     If a participant disposes of his or her shares purchased pursuant to the New Plan within two (2) years after the first day of the Offering Period or within one (1) year of the purchase of shares (the "Minimum Holding Period"), the participant will recognize, for federal tax purposes, ordinary compensation income at the time of disposition of the shares in an amount equal to the excess of the fair market value of shares on the day the shares were purchased over the purchase price the participant paid for the shares. In addition, a participant generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the disposition of the shares and the participant's basis in the shares (that is, the purchase price plus the amount taxed as compensation income).

     If a participant disposes of his or her shares purchased pursuant to the New Plan at any time after the Minimum Holding Period, the participant will recognize, for federal tax purposes, ordinary compensation income at the time of such disposition in an amount equal to the lesser of (a) the excess (or zero if there is no excess) of the fair market value of his or her shares at the time of such disposition over the amount paid of his or her shares, or (b) 15% of the fair market value of his or her shares on the first day of the Offering Period. In addition, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the disposition of his or her shares and the participant's basis in the shares (that is, the purchase price plus the amount, if any, taxed as compensation income).

     Although the amounts deducted from a participant's pay under the New Plan generally are tax-deductible business expenses of the Company, the Company generally will not be allowed any additional deduction by reason of a participant's purchase of shares under the New Plan. However, if a participant disposes of his or her shares purchased pursuant to the New Plan within the Minimum Holding Period, the Company should be entitled to a deduction in an amount equal to the compensation income recognized by the participant. If a participant disposes of shares purchased under the New Plan after the Minimum Holding Period, the Company will not receive any deduction for federal income tax purposes with respect to shares.

  Approvals Required

     TLC Vision management is asking shareholders to pass Resolution 1, the full text of which is set out in Appendix A to this management information circular, to approve the New Plan. The adoption of the New Plan is conditional upon the approval of the amendments to the Canadian Plan, which are described below, and the New Plan will not be implemented unless shareholders also approve the amendments to the Canadian Plan. The affirmative vote of the majority of the votes cast at the meeting is required to approve the New Plan. THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE THE TLC VISION COMMON SHARES FOR WHICH THEY HAVE BEEN APPOINTED FOR THE APPROVAL OF THE NEW PLAN UNLESS THE SHAREHOLDER WHO HAS GIVEN SUCH PROXY DIRECTS OTHERWISE.

     THE TLC VISION BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE NEW PLAN.

APPROVAL OF AMENDMENTS TO THE COMPANY'S SHARE PURCHASE PLAN FOR CANADIAN
EMPLOYEES

  Amendments to Share Purchase Plan for Canadian Employees

     On October 30, 1997, the Company's shareholders approved the adoption of the Canadian Plan. On March 3, 2004, the Company's board of directors approved amendments to the Canadian Plan to conform its terms to the New Plan. It is intended that employees of the Company's U.S. subsidiaries will participate in the New Plan and employees of the Company and its Canadian subsidiaries will participate in the Canadian Plan.

     Amendments to the Canadian Plan include:

     - changing the definition of "Eligible Employee" to mean all full-time Canadian resident employees who have completed three months' continuous service with the Company or any subsidiary and, subject to any required approvals, any Canadian resident consultant of the Company or any subsidiary;

     - changing the contribution periods from quarterly to semi-annually, beginning July 1, 2004;

     - changing the purchase price of common shares purchased with employee contributions from a formula based on the weighted average trading price of the Company's common shares on the TSX to the lesser of (i) 85% of the closing price of the Company's common shares on NASDAQ on the first trading day of the six month period ended just prior to the date of purchase, and (ii) 85% of the closing price of the Company's common shares on NASDAQ on the day immediately preceding the date of purchase;

     - eliminating the Company's matching 25% contribution to employee contributions under the Canadian Plan; and

     - eliminating the Company's option to purchase common shares in the open market for the Canadian Plan.

     A maximum of 500,000 common shares were originally available for purchase under the Canadian Plan. As of April 26, 2004, a total of 100,855 common shares remained available for purchase under the plan.

  Certain Canadian Income Tax Consequences of the Canadian Plan

     The following discussion summarizes certain tax considerations for participants in the Canadian Plan and certain tax effects to the Company.

     The purchase of shares may give rise to a taxable employment benefit that will be required to be included in the income for tax purposes of the employee. The amount of the benefit will be the amount by which the fair market value of the shares at the time of purchase exceeds the purchase price paid. Dividends received by an employee on shares are required to be included in the income of the employee, subject to the normal gross-up and dividend tax credit rules generally applicable to taxable dividends paid by a taxable Canadian corporation. The disposition of shares held by an employee as capital property will generally give rise to the realization of a taxable capital gain or allowable capital loss. Employee contributions, including by way of payroll deductions, will not reduce the amount of tax withheld at source by the employer on the employee's remuneration, nor will it reduce the amount of the employee's income from employment for tax purposes.

     No deduction will be allowed to the Company for Canadian tax purposes in respect of any purchase of shares pursuant to the Canadian Plan.

     The foregoing is of a general nature only and is not exhaustive of all possible tax considerations.

  Approvals Required

     TLC Vision management is asking shareholders to pass Resolution 2, the full text of which is set out in Appendix A to this management information circular, to approve the amendments to the Canadian Plan. The amendments to the Canadian Plan are conditional upon the approval of the New Plan, which is described above, and will not be implemented if shareholders do not approve the New Plan. The affirmative vote of the majority of the votes cast at the meeting is required to approve the amendments to the Canadian Plan. THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE THE TLC VISION COMMON SHARES FOR WHICH THEY HAVE BEEN APPOINTED FOR THE APPROVAL OF THE AMENDMENTS TO THE CANADIAN PLAN UNLESS THE SHAREHOLDER WHO HAS GIVEN SUCH PROXY DIRECTS OTHERWISE.

     THE TLC VISION BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE CANADIAN PLAN.

APPROVAL OF AMENDMENTS TO THE SHARE OPTION PLAN

     On March 3, 2004, the Company's board of directors approved an amendment to the Company's Share Option Plan to increase the number of common shares which may be issued thereunder from 5,116,000 to 7,116,000. The new number will represent approximately 11.2% of the Company's currently issued and outstanding common shares. As of April 26, 2004, options to acquire 2,545,249 common shares remained outstanding and unexercised under the Share Option Plan. The Company currently has no options remaining available to be granted under the Share Option Plan.

     The Share Option Plan is administered by the Company's board of directors. The purpose of the Share Option Plan is to advance the interest of the Company by (i) providing directors, officers, employees and other eligible persons with additional incentive; (ii) encouraging stock ownership by eligible persons;
(iii) increasing the proprietary interests of eligible persons in the success of the Company; (iv) encouraging eligible persons to remain with the Company or its subsidiaries; and (v) attracting new employees, officers or directors to the Company or is subsidiaries. In determining whether to grant options and how many options to grant to eligible persons under the Share Option Plan, consideration is given to each individual's past performance and contribution to the Company as well as the individual's expected ability to contribute to the Company in the future.

     The purpose of this amendment is to ensure that there remains for issuance under the Share Option Plan a sufficient number of options to allow the Company to maintain its current policy of rewarding options as an alternative to cash compensation, and as bonus remuneration, for all corporate office employees and directors of the Company. TLC Vision management is asking the shareholders to pass Resolution 3, the full text of which is set out in Appendix A to this management information circular, to approve the amendments to the Share Option Plan.

  Approvals Required

     The affirmative vote of the majority of the votes cast at the meeting is required to approve the amendments to the Share Option Plan. THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE THE TLC VISION COMMON SHARES FOR WHICH THEY HAVE BEEN APPOINTED FOR THE APPROVAL OF THE AMENDMENTS TO THE SHARE OPTION PLAN.

     THE TLC VISION BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF FOR THE APPROVAL OF THE AMENDMENTS TO THE SHARE OPTION PLAN.

     On December 19, 2002, the TLC Vision board of directors also approved an amendment to the Share Option Plan that allows the board of directors to extend the period of time during which options may be exercised after a participant in the Share Option Plan ceases to be an employee of the Company or one of its subsidiaries. Previously, such former employees could only exercise their options for a period of 90 days after the expiration of the period during which such former employees were provided with severance.

ELECTION OF DIRECTORS

     The table below sets out the name and place of residence of each of the individuals who are nominated for election as a director of TLC Vision to hold office until the next annual meeting of the shareholders of TLC Vision or until his successor is elected or appointed. The table also sets out the age of the nominee, the position with TLC Vision that each nominee presently holds, the principal occupation of each nominee and the date on which each nominee was first elected or appointed as a director. See the section entitled "Security Ownership of Certain Beneficial Owners and Management" for the number of TLC Vision common shares that are beneficially owned, directly or indirectly, or over which control or direction is exercised by each nominee. Information on each nominee's business experience during the past five years is included following the table. The TLC Vision board of directors has an Audit Committee, a Corporate Governance Committee and a Compensation Committee. The members of such committees are indicated in the table below.

                                                                                                  DIRECTOR OF THE
NAME AND PLACE OF RESIDENCE              AGE   POSITION WITH THE COMPANY   PRINCIPAL OCCUPATION    COMPANY SINCE
---------------------------              ---   -------------------------   --------------------   ---------------
Elias Vamvakas.........................  45    Chief Executive Officer     Officer of the         May 1993
  Richmond Hill, Ontario                       and Chairman of the Board   Company
                                               of Directors
John J. Klobnak........................  53    Director(2)(3)              Corporate Director     May 2002
St. Louis, Missouri
Thomas N. Davidson.....................  64    Director(1*)(2)(3)          Corporate Director     October 2000
Terra Cotta, Ontario
William David Sullins, Jr., O.D. ......  61    Director(1)(2*)             Optometrist            June 1995
Athens, Tennessee
Warren S. Rustand......................  60    Director(1)(3*)             Management             October 1997
Tucson, Arizona                                                            Consultant
Richard Lindstrom, M.D. ...............  56    Director                    Ophthalmologist        May 2002
Minneapolis, Minnesota
Toby S. Wilt...........................  59    Director(3)                 Corporate Director     January 2004
Nashville, Tennessee

---------------

(1) Member of the Compensation Committee, * -- Chairman

(2) Member of the Corporate Governance Committee, * -- Chairman

(3) Member of the Audit Committee, * -- Chairman

     Set forth below is biographical information relating to the nominees for election to the board of directors of the Company.

     Elias Vamvakas has served as Chief Executive Officer and Chairman of the Board of Directors of TLC Vision since 1993. Prior to co-founding the Company in 1993, Mr. Vamvakas was the President of E.A. Vamvakas Insurance Agencies Limited, an insurance, financial planning and benefits provider, and the President of the Creative Planning Financial Group of Companies, a private provider of financial planning, benefits and pension plans.

     John J. Klobnak has been a director of TLC Vision since May 2002. From July 1988 to May 2002, Mr. Klobnak was Chairman of the Board of Directors and Chief Executive Officer of LaserVision. From 1990 to 1993, Mr. Klobnak served as LaserVision's Chairman, President and Chief Executive Officer. From 1986 to 1988, he served as Chief Operating Officer and, subsequently, President of MarketVision, a partnership acquired by LaserVision upon its inception in 1988. Prior to 1986, Mr. Klobnak was engaged in marketing and consulting. Mr. Klobnak is currently the Chairman of the Board of Directors of Quick Study Radiology, Inc.

     Thomas N. Davidson has been Chairman of NuTech Precision Metals Inc. and Chairman of Quarry Hill Group, a private investment holding company, since 1986. NuTech Precision Metals Inc. is a manufacturer of high performance metal fabrications for the health care, aerospace, high technology and chemical industries. Mr. Davidson is past Chairman of Hanson Chemical Inc., a supplier of specialty chemical products, General Trust and PCL Packaging Inc., a supplier of plastic packaging. Mr. Davidson is the non-executive Chairman of Azure Dynamics Corporation. He is on the board of CMA Holdings, Inc., and MDC Corporation, Inc. and was recognized by the Financial Post as the Canadian Entrepreneur of the year in 1979.

     William David Sullins, Jr., OD has been a director of TLC Vision since June 1995. Dr. Sullins has been the President and Chief of Clinical Services of Sullins Family Eye Care Clinics, P.C., a professional optometric corporation, since 1991. Dr. Sullins is a founding member and distinguished practitioner of National Academies of Practice, a Fellow and former member of the Admissions Committee of the American Academy of Optometry, a Fellow and Admissions Chair of the Tennessee Academy of Optometry, Adjunct Professor at the Southern College of Optometry, former Chair of the Council on Optometric Education, and Past President and former Chairman of the Board of Trustees of the American Optometric Association. Dr. Sullins is a former director of First Franklin Bankshares, Bank First Corporation and of First National Bank and Trust Company. Dr. Sullins was inducted into the National Optometry Hall of Fame in 2002.

     Warren S. Rustand has been a director of TLC Vision since October 1997. Since October 2001, Mr. Rustand has been Chairman and Chief Executive Officer of Summit Capital Consulting. Mr. Rustand has also been a Strategic Partner of Harlingwood Capital Partners, a San Diego-based investment firm since January 2000. Mr. Rustand was the Chairman and Chief Executive Officer of Rural/Metro Corporation, a U.S. public company providing ambulance and fire protection services, from 1996 to August 1998. Mr. Rustand was Chairman and Chief Executive Officer of The Cambridge Company Ltd., a merchant banking and management consulting company, from 1987 to 1997. From 1994 to 1997, Mr. Rustand was also the Chairman of 20/20 Laser Centers, Inc., which was acquired by TLC Vision in 1997.

     Richard L. Lindstrom, M.D. has served as a director of TLC Vision since May 2002 and, prior to that, as a director of LaserVision since November 1995. Since 1979, Dr. Lindstrom has been engaged in the private practice of ophthalmology and has been the President of Minnesota Eye Consultants P.A., a provider of eye care services, or its predecessor since 1989. In 1989, Dr. Lindstrom founded the Phillips Eye Institute Center for Teaching & Research, an ophthalmic research and surgical skill education facility, and he currently serves as the Center's Medical Director. Dr. Lindstrom has served as an Associate Director of the Minnesota Lions Eye Bank since 1987. He is a medical advisor for several medical device and pharmaceutical manufacturers. From 1980 to 1989, he served as a Professor of Ophthalmology at the University of Minnesota. Dr. Lindstrom received his M.D., B.A. and B.S. degrees from the University of Minnesota.

     Toby S. Wilt has been a director of TLC Vision since January 2004. A Certified Public Accountant (non-practising), Mr. Wilt currently sits on the boards of Outback Steakhouse, Inc., a restaurant chain, and 1st Source Corporation, a southwestern financial institution that provides consumer and commercial banking services. His past directorships include C&S Sovran, a southwestern bank holding company, Genesco, Inc., a manufacturer and retailer of footwear and apparel, Titan Holdings, an insurance company, and First American Corporation, a regional bank holding company. Mr. Wilt is also the Chairman of privately held Christie Cookie Company, a manufacturer and distributor of baked food products. From 2000 through 2001, he served as the Chairman of the World President's Organization.

     The Business Corporations Act (New Brunswick) provides that each TLC Vision shareholder entitled to vote at an election of directors has cumulative voting rights. Such rights entitle a shareholder to cast a number of votes equal to the number of votes attached to the shares held by the shareholder multiplied by the number of directors to be elected. The shareholder may cast all such votes in favour of one candidate for director or distribute them among the candidates in any manner. If a shareholder has voted for more than one candidate without specifying the distribution of the shareholder's votes among the candidates, the shareholder shall be deemed to have distributed the shareholder's votes equally among the candidates for whom the shareholder voted, disregarding fractions. The seven nominees who receive the greatest number of votes cast for the election of directors will be elected as directors. If a shareholder wishes to distribute the shareholder's votes other than equally among the nominees for whom the shareholder has directed the management representatives designated in the enclosed form of proxy to vote, then the shareholder must do so personally at the meeting or by another proper form of proxy.

     TLC Vision management does not contemplate that any of the proposed nominees will be unable to serve as a director, but, if that should occur for any reason prior to the meeting, the management representatives designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion unless a shareholder has specified in his or her proxy that his or her common shares are to be withheld from voting in the election of directors.

     THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO CAST THE VOTES TO WHICH THE TLC VISION COMMON SHARES REPRESENTED BY SUCH PROXY ARE ENTITLED EQUALLY AMONG THE PROPOSED NOMINEES FOR ELECTION AS DIRECTORS, UNLESS THE SHAREHOLDER WHO HAS GIVEN SUCH PROXY HAS DIRECTED THAT SUCH SHARES BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

     THE TLC VISION BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE INDIVIDUALS NAMED ABOVE AS DIRECTORS.

APPOINTMENT OF AUDITORS

     The TLC Vision board of directors proposes that Ernst & Young LLP be appointed as auditors of the Company until the next annual meeting of shareholders of the Company. Ernst & Young LLP have been auditors of the Company since 1997. Representatives of Ernst & Young LLP are expected to attend the annual and special meeting of the Company, will be provided with an opportunity to make a statement, should they desire to do so, and will be available to respond to appropriate questions from the shareholders of the Company.

     The affirmative vote of the majority of the votes cast at the meeting at which a quorum is present is required to appoint Ernst & Young LLP as auditors of TLC Vision for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. UNLESS OTHERWISE DIRECTED, THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE THE TLC VISION COMMON SHARES FOR WHICH THEY HAVE BEEN APPOINTED FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE DIRECTORS TO FIX THE REMUNERATION TO BE PAID TO THE AUDITORS. If the TLC Vision shareholders do not approve the appointment of Ernst & Young LLP, the TLC Vision board of directors will reconsider their appointment.

     THE TLC VISION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS OF TLC VISION FOR THE ENSUING YEAR.

  Fees Billed by External Auditors

     Ernst & Young LLP billed the Company for the following fees in the last two fiscal years:

                                                              TRANSITION PERIOD
                                                              ENDED DECEMBER 31,    YEAR ENDED
                                                                     2002          DECEMBER 31,
                                                                (SEVEN MONTHS)         2003
                                                              ------------------   ------------
Fees for Audit Services.....................................       $495,000          $609,203
Fees for Audit-related Services.............................             --          $ 16,115
Fees for Tax Services.......................................       $110,000                --
All Other Fees..............................................             --          $ 15,000

     Audit fees for the financial year ended December 31, 2003 and the transition period ended December 31, 2002 were for professional services rendered for the audits of the consolidated financial statements of the Company, quarterly reviews of the consolidated financial statements included in the Company's quarterly filings, consents, comfort letters, and statutory audits of the subsidiary financial statements. Audit related fees for the financial year ended December 31, 2003 were for services related to consultation in connection with management's documentation of internal controls. Tax fees for the transition period ended December 31, 2002 were for services related to tax compliance, assistance with tax audits and inquiries and tax planning services. All other fees for the financial year ended December 31, 2003 were related to insurance advisory services. The Company does not have any other services provided by Ernst & Young LLP other than those stated above.

  Pre-Approval Policies and Procedures

     All 2003 fees were approved in advance by the Audit Committee. All audit and non-audit services to be provided by Ernst & Young LLP are and will be pre-approved by the Audit Committee.

     Of the fees reported in this management information circular for 2003, none of the fees billed by Ernst & Young LLP were approved by the Audit Committee of the board of directors of TLC Vision pursuant to the de minimis exception provided by Section (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee of the Company has concluded that the foregoing non-audit services did not adversely impact the independence of Ernst & Young LLP.

                               EXECUTIVE OFFICERS

     The following are brief summaries of the business experience during the past five years of each of the executive officers of TLC Vision who are not directors:

     James C. Wachtman, age 43, became President and Chief Operating Officer of TLC Vision in May 2002. Prior thereto, Mr. Wachtman served as Chief Operating Officer of North America operations of LaserVision from June 1996 to May 2002 and President of LaserVision from August 1998 to May 2002. Prior to joining LaserVision, Mr. Wachtman was employed in various positions by McGaw, Inc., a manufacturer of medical disposables. Most recently, he served as Vice President of Operations of CAPS (Central Admixture Pharmacy Services), a hospital pharmacy services division of McGaw.

     B. Charles Bono III, age 56, became Chief Financial Officer and Treasurer of TLC Vision in May 2002. Prior thereto, Mr. Bono served as Executive Vice President, Chief Financial Officer and Treasurer of LaserVision from October 1992 to May 2002. From 1980 to 1992, Mr. Bono was employed by Storz Instrument Company, a global marketer of ophthalmic devices and pharmaceutical products that is now a part of Bausch and Lomb Surgical, serving as Vice President of Finance from 1987 to 1992.

     Robert W. May, age 56, became Co-General Counsel of TLC Vision in May 2002, was appointed Secretary as of June 1, 2002 and became General Counsel in November 2002. Prior thereto, Mr. May served as Vice-Chairman and General Counsel of LaserVision from September 1993 to May 2002. Prior to joining LaserVision as a full-time employee, Mr. May served as Corporate Secretary, General Corporate Counsel and a director of LaserVision. Mr. May was engaged in private legal practice in St. Louis, Missouri from 1985 until 1993.

     William P. Leonard, age 39, was appointed the Executive Vice President, Refractive for TLC Vision in January 2004. Prior thereto, he was Executive Vice President, Operations for TLC Vision and prior to 1999, he served as Regional General Manager for TLC Vision. Prior to joining the Company in 1997, Mr. Leonard was a Site Manager of 20/20 Laser Centers, Inc. from 1995 to February 1997. From 1990 to 1995, Mr. Leonard was a Territory Manager for Wesley Jessen Corporation, a division of Schering-Plough Corp.

                     INFORMATION ON EXECUTIVE COMPENSATION

     The following table sets forth all compensation earned during the two fiscal years ended May 31, 2001 and 2002, during the transition period ended December 31, 2002 and during the fiscal year ended December 31, 2003 by the Chief Executive Officer of the Company and TLC Vision's four highest paid executive officers who were serving as executive officers at the end of the fiscal year ended December 31, 2003 and whose annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2003, referred to as TLC Vision's named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                             ANNUAL COMPENSATION(2)          COMPENSATION
                                                         ------------------------------   ------------------
                                                         SALARY FOR THE   BONUS FOR THE     COMMON SHARES
NAME AND                                                  FISCAL YEAR      FISCAL YEAR    UNDERLYING OPTIONS
PRINCIPAL POSITION                FISCAL YEAR ENDED(1)        ($)              ($)               (#)
------------------                --------------------   --------------   -------------   ------------------
Elias Vamvakas..................  December 31, 2003         375,000          337,500(4)         51,000(3)(5)
  Chief Executive Officer         December 31, 2002         218,750           93,750(6)        125,000(7)
                                  May 31, 2002              384,468               --           180,000
                                  May 31, 2001              380,219          209,156(4)             --

James C. Wachtman...............  December 31, 2003         334,375          204,000            72,500(3)
  President and Chief             December 31, 2002         189,583           47,396                --
  Operating Officer               May 31, 2002(8)(9)         14,852               --                --

B. Charles Bono.................  December 31,              255,625          113,594            61,000(3)
                                  2003(10)
  Chief Financial Officer         December 31,              140,000           37,500                --
                                  2002(10)
                                  May 31, 2002(8)(9)         10,968               --                --

Robert W. May...................  December 31,              258,546          105,367            51,000(3)
                                  2003(10)
  General Counsel                 December 31, 2002         148,750           39,844                --
  and Secretary                   May 31, 2002(8)(9)         11,653               --                --

William P. Leonard..............  December 31, 2003         203,637          122,220            70,000(3)
  Executive Vice-President        December 31, 2002         117,925           26,979                --
  Refractive                      May 31, 2002              161,070           38,900            14,000
                                  May 31, 2001              150,198           48,571            50,000

---------------

 (1) TLC Vision changed its fiscal year-end from May 31 to December 31 effective June 1, 2002. Accordingly, executive compensation is presented for both the fiscal year (twelve months) ended May 31, 2002 and the transition period (seven months) ended December 31, 2002.

 (2) None of the named executive officers had perquisites and personal benefits exceeding the lesser of $50,000 and 10% of his total salary and bonus.

 (3) See the information under " -- Options Granted During the Fiscal Year Ended December 31, 2003" below.

 (4) Mr. Vamvakas earned performance bonuses based on the objectives described under "-- Employment Contracts -- Mr. Elias Vamvakas."

 (5) As Executive Chairman and Director of Vascular Sciences Corporation ("Vascular Sciences"), Mr. Vamvakas also received 4,583 fully exercisable options to purchase Vascular Sciences common stock at an exercise price of $1.30 and 500,000 options that become exercisable over a three-year period to purchase Vascular Sciences common stock at an exercise price of $0.99. The Company has an equity interest in Vascular Sciences.

 (6) Mr. Vamvakas initially received a $37,500 bonus for the year ended December 31, 2002. The Compensation Committee increased this amount by $56,250 to a total of $93,750 on May 29, 2003.

 (7) Represents options reissued at Cdn.$13.69 per share which replaced options surrendered at Cdn.$20.75 per share.

 (8) Messrs. Wachtman, Bono and May became officers of the Company on May 15, 2002. Prior to that date, Messrs. Wachtman, Bono and May were officers of LaserVision. Compensation for the fiscal year ended May 31, 2002 is based on the 17-day period from May 15 to 31, 2002.

 (9) TLC Vision did not make any option grants to Messrs. Wachtman, Bono and May during the fiscal year ended May 31, 2002; however, options to purchase shares of LaserVision common stock held by these officers were converted to options to purchase TLC Vision common shares in connection with the merger based on the exchange ratio of 0.95 TLC common shares for each share of LaserVision common stock. These options included a grant made to each of Messrs. Wachtman, Bono and May by LaserVision during the twelve month period ended May 31, 2002 to purchase 150,000, 90,000 and 90,000 shares of LaserVision common stock, respectively, with an exercise price of $3.45, an expiration date of June 15, 2008, and a grant date present value of $1.77 per share calculated using the Black-Scholes model.

(10) On May 15, 2003, Mr. Bono and Mr. May received bonuses for their first year of employment with the Company representing 25% of their compensation. The amounts shown for the periods ended December 31, 2002 and December 31, 2003 represent the amounts paid in May, 2003 and the pro rata amounts accrued as of December 31, 2003 and payable on May 15, 2004.

     The following table sets forth the individual grants of TLC Vision stock options for the fiscal year ended December 31, 2003 to the named executive officers.

         OPTIONS GRANTED DURING THE FISCAL YEAR ENDED DECEMBER 31, 2003

                           COMMON                                               MARKET VALUE
                           SHARES                     % OF TOTAL                 OF COMMON
                         UNDERLYING                    OPTIONS                     SHARES                         VALUE UNDER
                          OPTIONS                     GRANTED TO    EXERCISE     UNDERLYING                      BLACK-SCHOLES
                          GRANTED                    EMPLOYEES IN   OR BASE    OPTIONS ON THE                    OPTION PRICING
NAME                       (#)(1)     DATE OF GRANT  FISCAL YEAR     PRICE     DATE OF GRANT    EXPIRATION DATE     MODEL(2)
----                     ----------   -------------  ------------   --------   --------------   ---------------  --------------
Elias Vamvakas.........    50,000     Jan. 2,            3.0%        $1.82         $1.82        Jan. 2, 2008        $27,000
                                      2003.........
                            1,000     Oct. 1, 2003                   $3.87         $3.87        Oct. 1, 2008        $ 1,690
James C. Wachtman......    47,500     Jan. 2, 2003       4.2%        $1.16         $1.16        Jan. 2, 2008        $25,650
                           25,000     Dec. 15, 2003                  $6.10         $6.10        Dec. 15, 2008       $70,500
B. Charles Bono........    41,000     Jan. 2, 2003       3.5%        $1.16         $1.16        Jan. 2, 2008        $22,140
                           20,000     Dec. 15, 2003                  $6.10         $6.10        Dec. 15, 2008       $56,400
Robert W. May..........    40,000     Jan. 2, 2003       3.3%        $1.16         $1.16        Jan. 2, 2008        $21,600
                            1,000     July 1, 2003                   $4.94         $4.94        July 1, 2008        $ 2,080
                           15,000     Dec. 15, 2003                  $6.10         $6.10        Dec. 15, 2008       $28,200

William P. Leonard.....    40,000     Jan. 2, 2003       4.1%        $1.16         $1.16        Jan. 2, 2008        $21,600
                           30,000     Dec. 15, 2003                  $6.10         $6.10        Dec. 15, 2008       $84,600

---------------

(1) Each option is exercisable with respect to 25% of the total number of shares underlying the option on each of the first, second, third and fourth anniversaries of the date of grant.

(2) Assumes: 2.5% risk-free rate of interest; dividend yield of 0%; volatility 75%; options expire in 5 years and the expected life is 2.5 years. These assumptions are for illustrative purposes only. The actual value of the options will depend on the market value of the TLC Vision common shares when the options are exercised.

     The following table sets forth all TLC Vision stock options exercised by TLC Vision's named executive officers during the fiscal year ended December 31, 2003 and the total number of shares underlying unexercised stock options of TLC Vision's named executive officers and their dollar value at the end of the fiscal year ended December 31, 2003:

   AGGREGATE OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 2003
                       AND FISCAL YEAR END OPTION VALUES

                                                                                          VALUE OF UNEXERCISED IN-THE-
                                                         UNEXERCISED OPTIONS AT FISCAL    MONEY OPTIONS AT FISCAL YEAR
                                                                    YEAR END                         END(1)
                       COMMON SHARES                     ------------------------------   ----------------------------
                        ACQUIRED ON    AGGREGATE VALUE   EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
        NAME           EXERCISE (#)     REALIZED ($)         ($)              (#)             ($)            ($)
        ----           -------------   ---------------   ------------   ---------------   -----------   --------------
Elias Vamvakas.......     152,068          728,406          45,000          186,000          165,411       758,440
James C. Wachtman....     152,000          152,000         855,000           72,500        1,389,660       275,725
B. Charles Bono......     103,550          103,550         513,000           61,000          833,796       234,870
Robert W. May........     114,000          114,000         798,000           51,000        1,862,646       225,740
William P. Leonard...      28,500           78,544          26,000           85,000           63,835       310,095

---------------

(1) Value is based upon the closing price of the common shares of the Company on NASDAQ on December 31, 2003, which was $6.63.

EMPLOYMENT CONTRACTS

  Elias Vamvakas

     TLC Vision entered into an employment contract with Mr. Elias Vamvakas on January 1, 1996. Mr. Vamvakas is the Chief Executive Officer and Chairman of the TLC Vision board of directors. The employment agreement, as amended, provides that Mr. Vamvakas will receive a base salary of $375,000 per year and the potential to receive a bonus equal to up to 100% of his base salary if certain criteria are met.

     Mr. Vamvakas' contract provides for the payment of a cash bonus of up to $375,000. Mr. Vamvakas' bonus is based, in part, on the Company's achieving certain levels of budgeted earnings before interest, income taxes, and depreciation and amortization, budgeted earnings per share and budgeted cash flow. These financial targets are the basis for 80% of Mr. Vamvakas' bonus and the remaining 20% is at the discretion of the board of directors. If the Company only achieves 80% of the budgeted financial target, Mr. Vamvakas is entitled to a partial bonus with respect to such target. Based on the Company's financial performance in 2003, Mr. Vamvakas was entitled to 90% of the performance bonus for 2003.

     Mr. Vamvakas' employment may be terminated for just cause (as defined in the agreement). If terminated other than for just cause, Mr. Vamvakas will be entitled to receive 24 months' base salary and bonus and shall be entitled to exercise all TLC Vision stock options granted but not otherwise exercisable or forfeited.

     Mr. Vamvakas' contract contains non-competition and non-solicitation covenants which run for a period of two years following his employment and prohibit Mr. Vamvakas from engaging in or having a financial interest in a business involved in the financing, development and/or operation of excimer laser eye surgery clinics or secondary eye care clinics in geographic markets where TLC Vision carries on business and from employing or soliciting any employee or consultant of TLC Vision. The agreement also contains confidentiality covenants preventing Mr. Vamvakas from disclosing confidential or proprietary information relating to TLC Vision at any time during or after his employment.

  James C. Wachtman

     In connection with the merger with LaserVision, the Company entered into an employment contract with Mr. James C. Wachtman providing for his employment as President and Chief Operating Officer of TLC Vision. The term of the agreement is two years commencing on May 15, 2002 with automatic two-year renewals unless otherwise terminated by the parties. The base annual salary under the agreement is, effective January 1, 2003, $340,000, with minimum annual increases equal to the increase of the U.S. Consumer Price Index.

     Mr. Wachtman's compensation also includes, effective January 1, 2004, an annual bonus of up to 80% of his salary upon the attainment of specified performance goals. Mr. Watchman's bonus is based, in part, on the Company's achieving certain levels of budgeted earnings before interest, income taxes, and depreciation and amortization, budgeted earnings per share and budgeted cash flow. These financial targets are the basis for 80% of Mr. Watchman's bonus and the remaining 20% is at the discretion of the board of directors. If the Company only achieves 80% of the budgeted financial target, Mr. Watchman is entitled to a partial bonus with respect to such target.

     The agreement provides for severance payments equal to two times Mr. Wachtman's annual base salary plus bonus in the event of Mr. Wachtman's death, termination of his employment without cause or Mr. Wachtman's resignation for specified reasons. Among these reasons, Mr. Wachtman may terminate his employment with TLC Vision upon at least 90 days' written notice in the event of a material adverse change in his job responsibilities following a change of control of the Company. If Mr. Wachtman's employment is terminated by the Company without cause after expiration of the initial two-year term of the agreement, he will be entitled to receive a severance payment equal to the greater of: (i) two times his annual base salary plus bonus, or (ii) an amount calculated by reference to the longest time period to be used for purposes of calculating severance that Elias Vamvakas, as Chief Executive Officer, was entitled to receive at any time during the term of the agreement. Additionally, the agreement provides for termination upon payment of six months' salary and bonus in the event of disability.

  B. Charles Bono III

     In connection with the merger with LaserVision, TLC Vision entered into an employment agreement with Mr. B. Charles Bono III providing for his employment as Chief Financial Officer of the Company. The term of the agreement is three years commencing on May 15, 2002 with automatic three-year renewals unless otherwise terminated by the parties. The base annual salary is, effective January 1, 2004, $265,000, with minimum annual increases equal to the increase of the U.S. Consumer Price Index. Mr. Bono's compensation also includes an annual bonus of up to 50% of his base salary upon the attainment of specified performance goals, provided that Mr. Bono will receive a guaranteed bonus of at least 25% of his base salary for the first year of his employment.

     The employment agreement also provided for full vesting and immediate exercisability for each TLC Vision stock option received in exchange for LaserVision options or warrants as a result of the merger. Additionally, the agreement provides for severance payments equal to three times Mr. Bono's annual base salary plus bonus in the event of Mr. Bono's death, termination of his employment without cause or Mr. Bono's resignation within 18 months of the closing date of the merger, or for specified reasons. Pursuant to an amendment dated September 30, 2003, the period of time during which Mr. Bono may resign and be entitled to that severance payment has been extended to November 15, 2004. Among the specified reasons for resignation that will entitle Mr. Bono to severance payments, Mr. Bono may terminate his employment with TLC Vision upon at least 90 days' written notice in the event of a material adverse change in his job responsibilities following a change of control of the Company. If Mr. Bono's employment is terminated by the Company without cause after expiration of the initial three-year term of the agreement, the severance payment will be calculated by reference to the amount to which other senior executives of the Company would be entitled. Additionally, the agreement provides for termination upon payment of six months' salary and bonus in the event of disability.

  Robert W. May

     In connection with the merger with LaserVision, the Company entered into an employment agreement with Mr. Robert W. May, J.D., the Company's General Counsel and Secretary. The term of the agreement is three years commencing on May 15, 2002 with automatic one-year renewals unless otherwise terminated by the parties. Mr. May's base annual salary is, effective January 1, 2004, $260,674, with minimum annual increases equal to the increase of the Consumer Price Index. His compensation also includes an annual bonus of up to 50% of his base salary upon the attainment of specified performance goals, provided that Mr. May will receive a guaranteed bonus of at least 25% of his base salary for the first year of his employment.

     The employment agreement also provided for full vesting and immediate exercisability for each TLC Vision stock option received in exchange for LaserVision options or warrants as a result of the merger. Additionally, the agreement provides for severance payments equal to three times Mr. May's annual base salary plus bonus in the event of Mr. May's death, termination of his employment without cause or Mr. May's resignation within 18 months of the closing date of the merger or for specified reasons. Pursuant to an amendment dated September 30, 2003, the period of time during which Mr. May may resign and be entitled to that severance payment has been extended to November 15, 2004. Among the specified reasons for resignation that will entitle Mr. May to severance payments, Mr. May may terminate his employment with TLC Vision upon at least 90 days' written notice in the event of a material adverse change in his job responsibilities following a change of control of the Company. If Mr. May's employment is terminated by the Company without cause after expiration of the initial three-year term of the agreement, the severance payment will be calculated by reference to the amount to which other senior executives of the Company would be entitled. Additionally, the agreement provides for termination upon payment of six months' salary and bonus in the event of disability.

  William P. Leonard

     TLC Vision entered into an employment contract with Mr. William P. Leonard, who is Executive Vice President, Refractive of TLC Vision. The term of the agreement is three years commencing on June 1, 2000 with automatic one year renewals unless otherwise terminated by the parties. The base annual salary under the employment agreement is, effective January 1, 2004, $225,000 with an annual review of salary increases by the Company based on the discretion of the board of directors. Mr. Leonard is also entitled to receive options under TLC Vision's stock option plan. Effective January 1, 2004, Mr. Leonard's compensation also includes an annual bonus of up to 50% of his annual salary based on Mr. Leonard's personal performance and the financial performance of TLC Vision as a whole.

     Mr. Leonard's employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Leonard will be entitled to receive 12 months' base salary plus an additional month of salary for each year worked following the third anniversary of the effective date of the agreement to a maximum of six additional months of salary.

     The agreement contains change of control provisions that provide, among other things, that Mr. Leonard may voluntarily terminate his employment with the Company within six months following a change of control and would be entitled to 12 months' base salary on termination.

     Mr. Leonard's agreement also contains non-competition and non-solicitation covenants which run for a minimum of one year following his employment and prohibit Mr. Leonard from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or which competes with the Company. The agreement also prohibits him from employing any TLC Vision employee or soliciting any TLC Vision patient during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Leonard from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2003, the Compensation Committee of the TLC Vision board of directors was comprised of Messrs. Davidson and Rustand and Dr. Sullins.

     During the fiscal year ended May 31, 2002, Mr. Rustand, a director of the Company, and J.L. Investments, Inc., an unrelated company, entered into a consulting agreement with the Company to oversee the development of TLC Vision's international business development project. Mr. Rustand received $60,000 under this agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the U.S. Securities and Exchange Commission (the "SEC"), or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     TLC Vision's corporate philosophy on compensation is that compensation should be tied to an individual's performance and to the performance of the Company as a whole. TLC Vision believes that executive officers who make a substantial contribution to the long-term success of the Company and its subsidiaries are entitled to participate in that success.

     The compensation of TLC Vision's executive officers, including its named executive officers, is comprised of base salary, cash bonuses and long-term incentives in the form of TLC Vision stock options. TLC Vision does not have an executive pension plan.

     TLC Vision was incorporated in 1993 and operated in an emerging market. Consequently, its board of directors initially placed considerable emphasis upon stock options as an incentive in determining executive compensation in order to align the interests of the executive officers with the long-term interests of TLC Vision's shareholders. As TLC Vision matures, there has been less emphasis placed upon stock options as an incentive for executives.

     The board of directors administers TLC Vision's stock option plan. The purpose of the stock option plan is to advance the interests of the Company by:

     - providing directors, officers, employees and other eligible persons with additional incentive;

     - encouraging stock ownership by eligible persons;

     - increasing the proprietary interests of eligible persons in the success of the Company;

     - encouraging eligible persons to remain with TLC Vision or its affiliates; and

     - attracting new employees, officers or directors to TLC Vision or its affiliates.

     In determining whether to grant options and how many options to grant to eligible persons under TLC Vision's stock option plan, consideration is given to each individual's past performance and contribution to the Company as well as that individual's expected ability to contribute to the Company in the future.

  Compensation of Chief Executive Officer

     During the fiscal year ended December 31, 2003, Mr. Vamvakas, the Chief Executive Officer and Chairman of the Board of Directors, continued to provide the leadership and strategic direction that has enabled the Company to diversify its product offering and "right size" the business to reflect current economic conditions in the North American marketplace. The Chief Executive Officer is evaluated on the following:

leadership; strategic planning; financial results; succession planning; human resources; communications; external relations; and board and shareholder relations.

     The base compensation paid to Mr. Vamvakas during the fiscal year ended December 31, 2003 was set by his employment agreement described under "-- Employment Contracts". In addition, as provided in his employment agreement, Mr. Vamvakas was entitled to receive a cash performance bonus of up to $300,000 if the Company achieved certain financial results and up to $75,000 in the discretion of the board of directors. Based on the Company's financial results in 2003, Mr. Vamvakas received a bonus of $337,500. See "-- Summary Compensation Table" for further information on the compensation paid to Mr. Vamvakas in the last three fiscal years.

     The foregoing report is submitted by the Compensation Committee.

Thomas N. Davidson          Warren S. Rustand         William David Sullins, Jr.

                               PERFORMANCE GRAPH

     The information contained in this Performance Graph section shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     The following graph shows the cumulative total shareholder return (assuming reinvestment of dividends) from May 31, 1999 through the fiscal year ended December 31, 2003 compared to the cumulative total return on the S&P/TSX Composite Index and the Nasdaq Health Services Stocks Index.

     CUMULATIVE VALUE OF $100 INVESTMENT ASSUMING REINVESTMENT OF DIVIDENDS

                                      LOGO

----------------------------------------------------------------------------------------------
                       5/31/1999   5/31/2000   5/31/2001   5/31/2002   12/31/2002   12/31/2003
----------------------------------------------------------------------------------------------
 TLC Vision
  Corporation           $100.00     $ 17.33     $ 11.36     $  7.07     $  2.39      $ 15.07
 S&P/TSX Composite
  Index                 $100.00     $137.10     $122.47     $116.78     $102.08      $129.36
 Nasdaq Health
  Services Stocks
  Index                 $100.00     $ 73.27     $116.22     $141.69     $119.32      $154.13

COMPENSATION OF DIRECTORS

     Directors who are not executive officers of the Company are entitled to receive an attendance fee of $2,500 in respect of each board meeting attended in person, $1,000 in respect of each committee meeting attended in person and $500 in respect of each meeting attended by phone. Directors also receive an annual fee of $15,000. Non-executive directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the board of directors. In addition, outside directors are entitled to receive options to acquire common shares under TLC Vision's stock option plan based on the performance of the Company. As medical directors, Drs. Sullins and Lindstrom were granted options to acquire 20,000 TLC Vision common shares at an exercise price of $1.16 in January 2003 and 15,000 TLC Vision common shares at an exercise price of $6.10 in December 2003. All other directors were granted options to acquire 5,000 TLC Vision common shares at an exercise price of $1.16 in January 2003 and 10,000 TLC Vision common shares at an exercise price of $6.10 in December 2003. The chair of each of the Audit, Compensation and Corporate Governance Committees also receives an annual fee of $5,000.

                   STATEMENT OF CORPORATE GOVERNANCE POLICIES

     The Toronto Stock Exchange ("TSX") has adopted 14 guidelines for effective corporate governance (the "Guidelines"). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and evaluation of board members. Companies whose securities are listed on the TSX are required to annually disclose how their governance practices conform or depart from the Guidelines, but conforming to the Guidelines is not itself a requirement of listing.

MANDATES OF THE BOARD OF DIRECTORS AND MANAGEMENT

     The mandate of the board of directors is to supervise the management of TLC Vision's business and affairs and to act with a view to the best interests of the Company. The role of the board of directors focuses on governance and stewardship rather than on the responsibility of management to run the day-to-day operations of the Corporation. Its role is to set corporate direction, assign responsibility to management for achievement of that direction, define executive limitations and monitor performance against those objectives and executive limitations.

     The board of directors has developed position descriptions for the Chair of the Board and for the Company's Chief Executive Officer. Responsibilities of the Chair of the Board include providing overall leadership to the board of directors, assuming primary responsibility for the operation and functioning of the board of directors, ensuring compliance with the governance policies of the board of directors and taking a leadership role in ensuring effective communication and relationships between the Company, shareholders, stakeholders and the general public.

     Responsibilities of the Chief Executive Officer include the development and recommendation of corporate strategies and business and financial plans for approval of the board of directors, managing the operations of the business in accordance with the strategic direction set by the board of directors, reporting management and performance information to the board of directors and developing a list of risk factors and informing the board of directors of the mechanisms in place to address those risks.

     When the Chief Executive Officer also holds the position of Chair of the Board, the board of directors may elect a non-executive Vice Chair or lead director. Dr. Sullins has been appointed Chair of the executive sessions of the board of directors, described below, on a rotating basis for a term of one year.

COMPOSITION OF THE BOARD OF DIRECTORS

     The TLC Vision board of directors is currently comprised of the seven individuals nominated for election at the meeting. The board believes that Messrs. Davidson, Wilt, Rustand, Klobnak and Dr. Sullins are unrelated directors and that Mr. Vamvakas and Dr. Lindstrom are related directors, within the meaning of the TSX Guidelines.

     An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding. As described under "Certain Relationships and Related Party Transactions", Mr. Rustand provided some consulting services to the Company during the fiscal year ended May 31, 2002. The board of directors has considered the services provided by Mr. Rustand and the remuneration received by him and has concluded that Mr. Rustand continues to be an unrelated and independent director. TLC Vision does not have a significant shareholder, since there is no person who has the ability to exercise a majority of the votes attached to the outstanding shares of TLC Vision for the election of directors. There were six meetings of the board of directors in the fiscal year ended December 31, 2003. Each of the meetings was attended by all of the directors who were members of the board of directors at the time of such meeting. In addition to attending board and applicable committee meetings, the unrelated directors of the Company meet regularly in executive sessions independent of management to discuss TLC Vision's business and affairs. The Company does not have a formal process in place for the orientation and education of new directors but the Company and the board of directors do take steps to educate new directors upon their appointment or election to the board of directors.

     During 2002, the Corporate Governance Committee reviewed the compensation of the Company's directors and chose to maintain compensation at existing levels.

BOARD COMMITTEES

     The TLC Vision board of directors has established three committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The following is a brief description of each committee and its composition.

     The Audit Committee currently consists of Messrs. Rustand, Davidson, Klobnak and Wilt, all of whom are unrelated directors. The Audit Committee is responsible for the engagement, compensation and oversight of the independent auditors of the Company and reviews with them the scope and timing of their audit services and any other services they are asked to perform, their report on the accounts of the Company following the completion of the audit and TLC Vision's policies and procedures with respect to internal accounting and financial controls. The Audit Committee reports its findings with respect to such matters to the board of directors. During the fiscal year ended December 31, 2003, there were six meetings of the Audit Committee. Each of the meetings was attended by all of the directors who were members of the Audit Committee at the time of such meeting. It is expected that the Audit Committee will consist of Messrs. Rustand, Davidson and Wilt after this annual meeting and that all members will continue to be unrelated directors. The Audit Committee operates under the Audit Committee Terms of Reference adopted by the board of directors, a copy of which is attached as Appendix B. See "Audit Committee Report" below.

     The Compensation Committee consists of Messrs. Davidson and Rustand and Dr. Sullins, all of whom are unrelated directors. The Compensation Committee is responsible for the development of compensation policies and makes recommendations on compensation of executive officers to the Corporate Governance Committee for approval of the board of directors. There were four meetings of the Compensation Committee relating to the fiscal year ended December 31, 2003. Each of the meetings was attended by all of the directors who were members of the Compensation Committee at the time of such meeting. It is expected that the Compensation Committee will consist of Messrs. Davidson, and Rustand and Dr. Sullins after the meeting and that all members will be unrelated directors. See "Information on Executive Compensation -- Compensation Committee Report on Executive Compensation" above.

     The Corporate Governance Committee consists of Dr. Sullins, Messrs. Davidson and Klobnak, all of whom are unrelated directors. Dr. Sullins is the Chair of the Committee. The Corporate Governance Committee has been charged with responsibility for:

     - developing and monitoring the effectiveness of the Company's system of corporate governance;

     - establishing procedures for the identification of new nominees to the board of directors and leading the candidate selection process;

     - developing and implementing orientation procedures for new directors;

     - assessing the effectiveness of directors, the board of directors as a whole and the various committees of the board of directors;

     - ensuring appropriate corporate governance and proper delineation of the roles, duties and responsibilities of management, the board of directors and its various committees; and

     - assisting the board of directors in setting the objectives for the Chief Executive Officer of the Company and evaluating his or her performance.

     During the fiscal year ended December 31, 2003, there were two meetings of the Corporate Governance Committee. Each of the meetings was attended by all of the directors who were members of the Corporate Governance Committee at the time of such meeting.

CODE OF BUSINESS CONDUCT AND ETHICS

     On April 28, 2004, the Company's board of directors adopted a Code of Business Conduct and Ethics that applies to the Company's directors, officers and employees and which is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. A copy of the Code of Business Conduct and Ethics can be requested free of charge by writing or calling the Company's Vice President of Investor Relations at 5280 Solar Drive, Mississauga, Ontario, L4W 5M8, 905-602-2020, ext. 3904.

OUTSIDE ADVISORS

     The Company has implemented a system which enables an individual director to engage an outside advisor at the expense of the Company in appropriate circumstances. The engagement of an external advisor by an individual director, as well as the terms of the retainer and the fees to be paid to the advisor, is subject to the prior approval of the Corporate Governance Committee.

SHAREHOLDER COMMUNICATIONS

     The TLC Vision board of directors places great emphasis on its communications with shareholders. Shareholders receive timely dissemination of information and the Company has procedures in place to permit and encourage feedback from its shareholders. TLC Vision's senior officers are available to shareholders and, through its investor relations department, the Company seeks to provide clear and accessible information about the results of TLC Vision's business and its future plans. TLC Vision has established an investor web site on the Internet through which it makes available press releases, financial statements, annual reports, trading information and other information relevant to investors. Mr. Vamvakas may also be contacted directly by investors through the Internet.

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     The members of the Audit Committee are Messrs. Rustand, Davidson, Klobnak and Wilt. Mr. Wilt joined the Audit Committee in January, 2004 when Mr. Riegert retired from the board of directors. Each member of the Audit Committee is independent in the judgment of the board of directors under applicable listing standards of NASDAQ. Mr. Wilt is a certified Public Accountant (non-practising) and has been designated by the board of directors as the Company's Audit Committee financial expert. The Audit Committee operates under the Audit Committee Terms of Reference adopted by the board of directors, a copy of which is attached as Appendix B.

     Management is responsible for preparing TLC Vision's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee's primary responsibility is to oversee TLC Vision's financial reporting process on behalf of the board of directors and to report the result of its activities to the board, as described in the Audit Committee Terms of Reference. The principal recurring duties of the Audit Committee in carrying out its oversight responsibility include reviewing and evaluating the audit efforts of TLC Vision's independent auditors, discussing with management and the independent auditors the adequacy and effectiveness of TLC Vision's accounting and financial controls, and reviewing and discussing with management and the independent auditors the quarterly and annual financial statements of the Company.

     The Audit Committee has reviewed and discussed with TLC Vision management the audited financial statements of the Company for the fiscal year ended December 31, 2003. The Audit Committee has also discussed with Ernst & Young LLP, the independent auditors of TLC Vision, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received from the independent auditors written affirmation of their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with the auditors the firm's independence.

     Based upon the review and discussions summarized above, the Audit Committee recommended to the board of directors that the audited financial statements of the Company as of December 31, 2003 and for the year then ended be included in the Company's annual report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. In addition, the Audit Committee recommended to the board of directors that the audited financial statements of the Company, as of December 31, 2003 and for the period then ended, prepared in accordance with Canadian generally accepted accounting principles, be filed with the securities regulatory authorities in each of the provinces of Canada.

Warren S. Rustand      Thomas N. Davidson      Toby S. Wilt      John J. Klobnak

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     TLC Vision maintains directors' and officers' liability insurance. Under this insurance coverage the insurer pays on TLC Vision's behalf for losses for which the Company indemnifies its directors and officers, and on behalf of individual directors and officers for losses arising during the performance of their duties for which TLC Vision does not indemnify them. The total limit for the policy is $20,000,000 per policy term subject to a deductible of $100,000 per occurrence with respect to corporate indemnity provisions and $500,000 if the claim relates to securities law claims. The total premiums in respect of the directors' and officers' liability insurance for the fiscal year ended December 31, 2003 were approximately $961,598. The insurance policy does not distinguish between directors and officers as separate groups.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

INDEBTEDNESS OF DIRECTORS AND OFFICERS

     No officer, director or employee, or former officer, director or employee, of the Company or any of its subsidiaries, or associate of any such officer, director or employee is currently or has been indebted (other than routine indebtedness of employees and non-executive officers) at any time since January 1, 2003 to the Company or any of its subsidiaries.

INTERESTS OF INSIDERS IN PRIOR AND PROPOSED TRANSACTIONS

     LaserVision, a subsidiary of the Company, has a limited partnership agreement with Minnesota Eye Consultants for the operation of one of its roll-on/roll-off mobile systems. Dr. Richard Lindstrom, a director of the Company, is President of Minnesota Eye Consultants. LaserVision is the general partner and owns 60% of the partnership. Minnesota Eye Consultants, P.A. is a limited partner and owns 40% of the partnership. Under the terms of the partnership agreement, LaserVision receives a revenue-based management fee from the partnership. Subsequent to the acquisition of LaserVision, the Company received $48,000 and $21,000 in management fees from the partnership for the year ended December 31, 2003 and the transitional period ended December 31, 2002, respectively. In 2003, Dr. Lindstrom also received a total of $170,000 in compensation from TLC Vision in his capacity as medical director of TLC Vision and LaserVision and as a consultant to LaserVision and Midwest Surgical Services, a cataract services provider and wholly owned subsidiary of LaserVision.

     In September 2000, LaserVision entered into a five-year agreement with Minnesota Eye Consultants to provide laser access. LaserVision paid $6.2 million to acquire five lasers and the exclusive right to provide laser access to Minnesota Eye Consultants. LaserVision also assumed leases on three of the five lasers acquired. The transaction resulted in a $5.0 million intangible asset recorded as deferred contract rights that will be amortized over the life of the agreement. Subsequent to the acquisition of LaserVision, the Company received revenue of $1.2 million and $0.6 million as a result of the agreement for the year ended December 31, 2003 and the transitional period ended December 31, 2002, respectively.

     Elias Vamvakas, an executive officer and director of the Company, and Dr. William David Sullins, Jr., a director of the Company, also serve as directors of Vascular Sciences. Mr. Vamvakas also serves as the Executive Chairman of Vascular Sciences. In 2002, the Company made an equity investment in Vascular Sciences and formed a joint venture with Vascular Sciences to create OccuLogix, L.P., a partnership focused on the treatment of a specific eye disease known as dry age-related macular degeneration via rheopheresis, a process for filtering blood. In 2003, the board of directors of Vascular Sciences granted Mr. Vamvakas stock options to purchase 4,583 shares of common stock at an exercise price of $1.30 per share, which stock options are fully vested and exercisable, and stock options to purchase 500,000 shares of common stock at an exercise price of $0.99 per share, which stock options vest and become exercisable over a three-year period. In 2003, Dr. Sullins received $10,250 as cash compensation for service as an outside director and member of the audit and compensation committees of the board of directors of Vascular Sciences. In addition, the board of directors of Vascular Sciences has granted Dr. Sullins stock options to purchase 4,583 shares of common stock at an exercise price of $1.30 per share, which stock options are fully vested and exercisable, and stock options to purchase 25,000 shares of common stock at an exercise price of $0.99 per share, which stock options vest and become fully exercisable annually over a three-year period. All such stock options granted to Mr. Vamvakas and Dr. Sullins expire ten years after the date of grant.

     None of the principal shareholders, senior officers or directors of the Company or the proposed nominees for election as directors of the Company, or any of their associates or subsidiaries, has any other interest in any other transaction since January 1, 2003 or any other proposed transaction that has materially affected or would materially affect the Company or its subsidiaries.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as at April 26, 2004, the number of common shares of the Company beneficially owned by each director, nominee director and named executive officer of the Company, the directors, nominee directors and executive officers of the Company as a group, and each person who, to the knowledge of the directors or officers of the Company, beneficially owns, directly or indirectly, or exercises control or direction over common shares carrying more than 5% of the voting rights attached to all outstanding common shares of the Company.

                                                TOTAL NUMBER OF     PERCENTAGE OF COMMON     OPTIONS      OPTIONS NOT
DIRECTORS, NOMINEE DIRECTORS,                 SHARES BENEFICIALLY   SHARES BENEFICIALLY    BENEFICIALLY    PRESENTLY
NAMED EXECUTIVE OFFICERS AND 5% SHAREHOLDERS         OWNED                 OWNED              OWNED       EXERCISABLE
--------------------------------------------  -------------------   --------------------   ------------   -----------
Elias Vamvakas..........................           3,527,047                5.1%              102,500       128,500
John J. Klobnak.........................             744,341                1.1%              534,500        10,000
Dr. William D. Sullins, Jr. ............              90,545                  *                55,000        15,000
Warren S. Rustand.......................              25,180                  *                25,000        10,000
Thomas N. Davidson......................              54,827                  *                35,000        10,000
Dr. Richard Lindstrom...................              38,500                  *                38,500        25,000
William P. Leonard......................              17,700                  *                17,500        79,500
James C. Wachtman.......................             528,615                  *               506,875        60,625
Toby S. Wilt............................                  --                  *                    --        15,000
B. Charles Bono III.....................             176,673                  *               159,250        50,750
Robert W. May...........................             400,580                  *               380,000        41,000
All directors and executive officers as a
  group (11 persons)....................           5,604,008                7.9%            1,854,625       445,375

---------------

* Less than one percent

     Under the rules of the SEC, common shares which an individual or group has a right to acquire within 60 days by exercising options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of that individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

     Unless otherwise disclosed, the shareholders named in the table have sole voting power and sole investment power with respect to all shares beneficially owned by them.

     The business address of Mr. Vamvakas is 5280 Solar Drive, Suite 200, Mississauga, Ontario L4W 5M8. Total Number of Shares Beneficially Owned includes 1,749,516 shares held indirectly by Mr. Vamvakas through WWJD Corporation, a corporation wholly owned by the Vamvakas Family Trust and 1,043,234 shares held indirectly by Mr. Vamvakas through Insight International Bank Corp., which is wholly owned by Mr. Vamvakas.

     Messrs. Wachtman, May and Bono respectively beneficially own 11,103, 10,275 and 11,065 shares of the Company's common stock in their individual 401(k) plans.

     Messrs. Vamvakas, Davidson and Leonard respectively own 15,948, 9,827 and 200 shares of the Company's common stock in the employee stock purchase plan. Dr. Sullins beneficially owns 1,645 shares of common stock of the Company held by his spouse.

     Total Number of Shares Beneficially Owned also includes the shares listed under the column Options Beneficially Owned, which are the shares subject to outstanding options that are presently exercisable or are exercisable within 60 days of April 26, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information as of December 31, 2003 with respect to each equity plan or arrangement pursuant to which warrants or options to purchase the Company's common shares have been granted.

          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2003

                                                                                        NUMBER OF COMMON
                                                                                        SHARES REMAINING
                                           NUMBER OF COMMON                           AVAILABLE FOR FUTURE
                                          SHARES TO BE ISSUED    WEIGHTED-AVERAGE        ISSUANCE UNDER
                                           UPON EXERCISE OF      EXERCISE PRICE OF    EQUITY COMPENSATION
                                              OUTSTANDING           OUTSTANDING         PLANS (EXCLUDING
                                           OPTIONS, WARRANTS     OPTIONS, WARRANTS    SHARES REFLECTED IN
PLAN CATEGORY                                 AND RIGHTS            AND RIGHTS            COLUMN (A))
-------------                             -------------------   -------------------   --------------------
AS OF DECEMBER 31, 2003
Equity compensation plans approved by
  shareholders..........................       7,543,525               $4.80                 117,093
Equity compensation plans not approved
  by shareholders.......................              --                  --                      --
  Total.................................       7,543,525               $4.80                 117,093

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires TLC Vision's directors, certain officers and persons who own more than 10% of a registered class of TLC Vision's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such directors, officers and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. TLC Vision assists its directors and officers in preparing their Section 16(a) reports. To the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with during the fiscal year ended December 31, 2003.

              SHAREHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

     Any proposal of a TLC Vision shareholder intended to be presented for a vote by the Company's shareholders at TLC Vision's annual meeting of shareholders for the fiscal year ended December 31, 2004 must be received by TLC Vision's executive office not later than March 16, 2005 to be considered for inclusion in the management information circular for that meeting. Shareholder proposals received after such date may not be included in the management information circular for that meeting. Shareholder proposals not included in the management information circular may not be considered at the meeting.

                                 OTHER BUSINESS

     TLC Vision knows of no other matter to come before the meeting other than the matters referred to in the notice of meeting.

                              DIRECTORS' APPROVAL

     The contents and sending of this management information circular have been approved by the board of directors of the Company.

                                          By Order of the Board of Directors

                                          -s- Robert W. May
                                          Robert W. May
                                          General Counsel and Secretary

Mississauga, Ontario
April 29, 2004

                                   APPENDIX A

                      TLC VISION SHAREHOLDERS RESOLUTIONS

                             TLC VISION CORPORATION
                                RESOLUTION NO. 1

RESOLVED THAT:

     1. Subject to regulatory approval, the Company's 2004 Employee Share Purchase Plan (the "New Plan"), as described in the management information circular prepared in connection with this shareholder meeting, be and is hereby ratified, authorized and approved.

     2. The Company be and is hereby authorized to make such modifications or amendments to the New Plan as it may determine necessary in order to finalize and implement the New Plan in accordance with the intent of the immediately preceding resolution.

     3. The board of directors of the Company is hereby authorized to revoke this resolution and to abandon the adoption of the New Plan at any time prior to the implementation thereof without further approval of the shareholders of the Company.

     4. Any director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to do all acts and things and execute, whether under the corporate seal of the Company or otherwise and deliver or cause to be delivered all documents and instruments as in the opinion of such director or officer may be necessary or desirable to carry out the intent of the foregoing resolutions.

                       TLC VISION SHAREHOLDERS RESOLUTION

                             TLC VISION CORPORATION
                                RESOLUTION NO. 2

RESOLVED THAT:

     1. Subject to regulatory approval and the approval of the New Plan, the amendments to the Company's 1997 Share Purchase Plan for Canadian Employees (the "Canadian Plan"), as described in the management information circular prepared in connection with this shareholder meeting, be and are hereby ratified, authorized and approved.

     2. The Company be and is hereby authorized to make such modifications or amendments to the Canadian Plan as it may determine necessary in order to finalize and implement the Canadian Plan in accordance with the intent of the immediately preceding resolution.

     3. The board of directors of the Company is hereby authorized to revoke this resolution and abandon the adoption of amendments to the Canadian Plan at any time prior to the implementation thereof without further approval of the shareholders of the Company.

     4. Any director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to do all acts and things and execute, whether under the corporate seal of the Company or otherwise and deliver or cause to be delivered all documents and instruments as in the opinion of such director or officer may be necessary or desirable to carry out the intent of the foregoing resolutions.

                             TLC VISION CORPORATION
                                RESOLUTION NO. 3

RESOLVED THAT:

     1. The Amended and Restated Share Option Plan of the Company (the "Plan") be and is hereby amended to increase the number of common shares which may be issued under the Plan by 2,000,000 from 5,116,000 to 7,116,000.

     2. Any director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to do all acts and things and execute, whether under the corporate seal of the Company or otherwise and deliver or cause to be delivered all documents and instruments as in the opinion of such director or officer may be necessary or desirable to carry out the intent of the foregoing resolutions.

                                                                      APPENDIX B

                                AUDIT COMMITTEE

                             TERMS OF REFERENCE OF
                             TLC VISION CORPORATION
                                  MAY 27, 2003

     The Audit Committee is appointed by the board of directors of TLC Vision Corporation (the "Company" or "TLC") to provide independent and objective oversight of the accounting functions and internal controls of the Company, its subsidiaries and affiliates and to ensure the objectivity of the financial statements.

     The responsibilities of the Audit Committee include the following:

     - Review with management and the independent accountants the Company's financial disclosure documents, including all financial statements and reports filed with the U.S. Securities and Exchange Commission or sent to shareholders, and following the year-end review, recommend to the board of directors the inclusion of the audited financial statements in all of the Company's filings.

     - Review with management and the independent accountants the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated to the independent accountants. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     - In consultation with management, the independent accountants and the internal audit function, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

     - Review significant findings prepared by the independent accountants and the internal auditing function together with management's responses.

     - Review the independence and performance of the accountants and annually recommend to the board of directors the appointment of the independent accountants or approve any replacement of accountants when circumstances warrant.

     - Approve the fees and other significant compensation to be paid to the independent accountants.

     - On an annual basis, review and discuss with the independent accountants all significant relationships they have with the Company that could impair the accountants' independence. Consider the independent accountants' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     - Review the independent accountants' audit plan and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approaches. Discuss the results of the audit with the independent accountants prior to releasing the year-end earnings. Review the budget, plan, activities, organizational structure and performance of the internal audit function as needed.

     - Review significant reports prepared by the internal audit function together with management's response and follow-up on these reports.

     - At least annually, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

     - Annually prepare a report to shareholders as required by the U.S. Securities and Exchange Commission to be included in the Company's annual proxy statement.

     - Review the Company's Code of Business Conduct and Ethics and the Company's compliance with these terms of reference.

     - Review and evaluate risk management policies in light of business strategy, capital strength and overall risk tolerance. Periodically evaluate the Company's investments, including the procedures for investment and trading and safeguards to ensure compliance with procedures.

     - Perform any other activities consistent with these terms of reference, the Company's by-laws and governing law as the Audit Committee or the board of directors deems necessary or appropriate.

                                   EXHIBIT 1

                             TLC VISION CORPORATION

                        2004 EMPLOYEE SHARE PURCHASE PLAN



                                      EX-1

                             TLC VISION CORPORATION

                        2004 EMPLOYEE SHARE PURCHASE PLAN

                                TABLE OF CONTENTS


                                                                                                              PAGE


ARTICLE 1
        INTRODUCTION.............................................................................................1
        1.1     Purpose..........................................................................................1
        1.2     Stock Purchase Plan..............................................................................1
        1.3     Effective Date and Term..........................................................................1
        1.4     Participating Subsidiaries.......................................................................1
        1.5     Shares Subject to Plan...........................................................................1

ARTICLE 2
        DEFINITIONS..............................................................................................2

ARTICLE 3
        ENROLLMENT AND CONTRIBUTIONS.............................................................................3
        3.1     Eligibility for Enrollment.......................................................................3
        3.2     Enrollment Procedure.............................................................................4
        3.3     Contributions....................................................................................4
        3.4     Option Accounts..................................................................................5
        3.5     No Funding of Accounts...........................................................................5

ARTICLE 4
        GRANT AND EXERCISE OF OPTION.............................................................................5
        4.1     Grant of Options; Terms..........................................................................5
        4.2     Purchase of Stock; Price.........................................................................6
        4.3     Option Accounts..................................................................................6
        4.4     No Interest on Account Balances..................................................................6

ARTICLE 5
        TERMINATION OF ENROLLMENT................................................................................7
        5.1     Termination of Enrollment........................................................................7
        5.2     Distributions to Employee........................................................................7
        5.3     Beneficiaries....................................................................................8

ARTICLE 6
        ADMINISTRATION OF PLAN...................................................................................8
        6.1     Committee........................................................................................8
        6.2     Committee Powers.................................................................................8
        6.3     Committee Actions................................................................................9

                                TABLE OF CONTENTS
                                  (continued)


                                                                                                              PAGE
        6.4     Member Who is Participant........................................................................9
        6.5     Information Required from Company................................................................9
        6.6     Information Required from Employees..............................................................9
        6.7     Uniform Rules and Administration................................................................10

ARTICLE 7
        AMENDMENT AND TERMINATION...............................................................................10
        7.1     Amendment.......................................................................................10
        7.2     Termination.....................................................................................10
        7.3     Rights Upon Termination.........................................................................10

ARTICLE 8
        GENERAL PROVISIONS......................................................................................11
        8.1     No Transfer or Assignment.......................................................................11
        8.2     Equal Right and Privileges......................................................................11
        8.3     Rights as Shareholder...........................................................................11
        8.4     Rights as Employee..............................................................................11
        8.5     Costs...........................................................................................11
        8.6     Application of Funds............................................................................11
        8.7     Reports.........................................................................................12
        8.8     Actions by Company..............................................................................12
        8.9     Governmental Approval...........................................................................12
        8.10    Shareholder Approval............................................................................12
        8.11    Compliance with Legislation.....................................................................12
        8.12    Applicable Law..................................................................................12
        8.13    Gender and Number...............................................................................12
        8.14    Headings........................................................................................13

                             TLC VISION CORPORATION
                        2004 EMPLOYEE SHARE PURCHASE PLAN



                                   ARTICLE 1
                                  INTRODUCTION

1.1      PURPOSE

         The purpose of the TLC Vision Corporation 2004 Employee Share Purchase Plan is to provide eligible employees of the Subsidiaries the opportunity to acquire a proprietary interest in the Company and thereby provide employees with an additional incentive to contribute to the long-term profitability and success of the Company and its Subsidiaries. The Plan is for the exclusive benefit of eligible employees of the Subsidiaries.

1.2      STOCK PURCHASE PLAN

         The Plan is a stock purchase plan that is intended to satisfy all requirements of Section 423 of the Internal Revenue Code of 1986, as amended. Any provision of the Plan inconsistent with Code Section 423 will, without further act or amendment by the Company, be reformed to comply with Code Section 423.

1.3      EFFECTIVE DATE AND TERM

         The Plan will be effective May 1, 2004, subject to approval of the Plan by the shareholders of the Company within twelve months of its adoption by the Board of Directors. The Plan shall continue in effect until the earlier of the date the Company terminates the Plan or the date all of the Shares subject to the Plan, as amended from time to time, are purchased.

1.4      PARTICIPATING SUBSIDIARIES

         A Subsidiary of the Company as of the Effective Date will be deemed to have adopted the Plan for its eligible Employees as of the Effective Date and any corporation that becomes a Subsidiary after the Effective Date will be deemed to have adopted the Plan for its eligible Employees immediately upon becoming a Subsidiary, unless the Company acts to exclude the Subsidiary and its eligible Employees from participation in the Plan.

1.5      SHARES SUBJECT TO PLAN

    1.5.1 The Shares subject to purchase under the Plan will be shares of the Company's authorized but unissued common shares. The aggregate number of Shares that may be purchased under the Plan shall not exceed five hundred thousand (500,000) shares. All Shares purchased under the Plan will count against this limitation.

    1.5.2 In case of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other change in the capital structure of the Company, the Committee may make such adjustment as it deems appropriate in the number, kind and purchase price of Shares available for purchase under the Plan, subject to Section 7.1.

                                   ARTICLE 2
                                   DEFINITIONS

         For purposes of this Plan, the following words and phrases, whether or not capitalized, have the meanings specified below, unless the context plainly requires a different meaning:

    2.1.1 "BENEFICIARY" means a person to whom all or a portion of the cash amounts due to the Employee under the Plan will be paid if the Employee dies before receiving such cash amounts.

    2.1.2 "BOARD" means the Board of Directors of the Company.

    2.1.3 "CODE" means the Internal Revenue Code of 1986, as amended, and all regulations thereunder.

    2.1.4 "COMMITTEE" means the Board or a committee of the Board duly appointed by the Board for the purpose of administering the Plan and consisting of not less than 3 directors.

    2.1.5 "COMPANY" means TLC Vision Corporation.

    2.1.6 "COMPENSATION" means wages, salary and commissions for services rendered paid to an Employee by the Company or any Participating Subsidiary during the applicable period specified in the Plan, including amounts contributed by the Employee to any plan or plans established by the Company or Participating Subsidiary in accordance with sections 125 or 401(k) of the Code or to any nonqualified deferred compensation plan or plans established by the Company or Participating Subsidiary. Bonuses, overtime and shift premiums paid to an Employee shall not be included in Compensation.

    2.1.7 "CUSTODIAN" means CIBC Mellon Trust Company or such other custodian for the Plan as may be appointed by the Company from time to time.

    2.1.8 "EFFECTIVE DATE" means May 1, 2004.

    2.1.9 "EMPLOYEE" means any employee of a Participating Subsidiary.

    2.1.10 "FAIR MARKET VALUE" means the fair market value of one Share as of a particular day, which shall be the closing price per Share on NASDAQ on that day, or, if such day is not a trading day, the last preceding trading day.

    2.1.11 "NASDAQ" means the Nasdaq National Market System.

    2.1.12 "OFFERING DATE" means the first day of the Offering Period.

    2.1.13 "OFFERING PERIOD" means July 1, 2004 through December 31, 2004 and each consecutive six month period thereafter; or such other period designated by the Committee in its sole discretion.

    2.1.14 "OPTION ACCOUNT" means the Account maintained on behalf of the Employee under Section 3.4 to which contributions to the Plan are credited and from which amounts are withdrawn to exercise options on a Termination Date.

    2.1.15 "PARTICIPATING SUBSIDIARY" means a Subsidiary which is participating in the Plan in accordance with Section 1.4.

    2.1.16 "PLAN" means the TLC Vision Corporation 2004 Employee Stock Purchase Plan, as described in this document and as amended from time to time.

    2.1.17 "SHARE" means a common share of the Company.

    2.1.18 "SUBSIDIARY" means any corporation (other than the Company) incorporated or organized under the laws of a jurisdiction of the United States in an unbroken chain of corporations beginning with the Company if, at the time an option is granted, each of the corporations other than the last corporation owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    2.1.19 "TERMINATION DATE" means the last day of an Offering Period; provided however, that if the last day of an Offering Period is not a business day, the immediately preceding business day shall be the Termination Date.

                                   ARTICLE 3
                          ENROLLMENT AND CONTRIBUTIONS

3.1      ELIGIBILITY FOR ENROLLMENT

    3.1.1 An Employee may enroll in the Plan for an Offering Period unless one of the following applies:

         3.1.1.1 The Employee would, immediately upon enrollment, own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary, determined in accordance with Section 423(d) of the Code; or

         3.1.1.2 The Employee is not employed by the Company or a Participating Subsidiary on the Offering Date; or

         3.1.1.3 The terms of the Employee's employment are covered by a collective bargaining agreement and the applicable union or other collective bargaining unit has refused to accept the Plan (having been specifically requested to do so by the Company).

    3.1.2 The Committee or its designee will notify an Employee that the Employee is first eligible to enroll in the Plan and make available to each eligible Employee the necessary enrollment forms before the Offering Date.

3.2      ENROLLMENT PROCEDURE

    3.2.1 To enroll in the Plan for an Offering Period, an Employee must file an enrollment form with the Company and elect to make contributions under the Plan in accordance with Section 3.3. The enrollment form must be received by the Company at least thirty (30) calendar days prior to the Offering Date and must state the contribution rate elected by the Employee for the Offering Period.

    3.2.2 An Employee whose enrollment in and contributions under the Plan continue throughout an Offering Period will automatically be enrolled in the Plan for the next Offering Period unless (i) the Employee files a written notice of withdrawal with the Company before the Offering Date for the next Offering Period in accordance with Section 5.1.1.1 or 5.1.1.2, or (ii) on the Offering Date for such Offering Period the Employee is described in
    Section 3.1.1.1, 3.1.1.2 or 3.1.1.3. The contribution rate for an Employee who is automatically enrolled for an Offering Period pursuant to this Section will be the contribution rate in effect for the immediately preceding Offering Period, unless the Employee files an amended enrollment form with the Company at least thirty (30) calendar days prior to the next subsequent Offering Period designating a different contribution rate.

3.3      CONTRIBUTIONS

    3.3.1 To enroll for the first time in the Plan for an Offering Period, an Employee must elect to make a contribution under the Plan, subject to the terms and conditions prescribed below, by means of payroll deduction for each payroll period within the Offering Period.

    3.3.2 An Employee may elect to make payroll deduction contributions in amounts not less than one percent (1%) of Compensation per payroll period and not more than the lesser of (i) ten percent (10%) of Compensation per Offering Period (or such other amount as the Committee may establish from time to time and communicate to Employees before the Offering Date) or (ii) a percentage of Compensation for each payroll period that ensures that the limit on the purchase of Shares specified in Section 4.1 is not exceeded for the Offering Period.

    3.3.3 Payroll deductions will commence with the first payroll period that begins within the Offering Period and will be made in conformity with the Company's payroll deduction schedule and practices.

    3.3.4 Except as provided in Section 5.1, an Employee may elect to increase, decrease or discontinue contributions only as of the beginning of the first payroll period in an Offering

    Period by giving written notice to the Committee at least thirty (30) calendar days before such payroll period takes effect.

3.4      OPTION ACCOUNTS

         All contributions made by an Employee under the Plan will be credited to an Option Account maintained by the Company or the Custodian on behalf of the Employee. The Company will make the credit as soon as practicable after the contributions are withheld from the Employee's Compensation.

3.5      NO FUNDING OF ACCOUNTS

         No cash shall be set aside with respect to an Option Account until it is credited thereto. Nothing contained in this Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Employee or any other person with respect to an Option Account. Amounts credited to an Option Account at any time and from time to time shall be the general assets of the Company. To the extent that any person acquires a right to receive the benefit of amounts credited to an Option Account, such right shall be that of an unsecured general creditor of the Company.

                                   ARTICLE 4
                          GRANT AND EXERCISE OF OPTION

4.1      GRANT OF OPTIONS; TERMS

         Enrollment in the Plan for an Offering Period will constitute the grant by the Company of an option to purchase Shares under the Plan during such Offering Period. Enrollment in the Plan (whether initial or continuing) for each Offering Period will constitute a new grant of an option to purchase Shares under the Plan. All Employees granted options shall have the same rights and privileges as required by section 423(b)(5) of the Code. Each option will be subject to the following terms:

    4.1.1 The option price will be as specified in Section 4.2.

    4.1.2 Except as limited in (e) below, the number of Shares subject to the option will equal the number of whole and fractional Shares that can be purchased at the option price specified in Section 4.2 with the aggregate amount credited to the Employee's Option Account as of the Termination Date.

    4.1.3 The option will be exercised on the Termination Date for the Offering Period.

    4.1.4 The payment by an Employee for the Shares purchased under an option will be made only through payroll deduction in accordance with Section 3.3.

    4.1.5 The number of Shares subject to the option for any Employee (when taken together with all other options held by such Employee under the Plan and under any other stock purchase plan of the Company or a Subsidiary at any time during the calendar year in which the option is granted) will not exceed the number derived by dividing twenty-five thousand dollars ($25,000) by the Fair Market Value of a Share on the Offering Date for the Offering Period.

4.2      PURCHASE OF STOCK; PRICE

    4.2.1 As soon as practicable after the Termination Date of each Offering Period, the Company or Custodian will apply to the purchase of Shares the amounts credited to each Employee's Option Account as of such Termination Date. The Shares so purchased shall be allocated to the Option Account for the Employee. The Shares shall be held by the Custodian on behalf of the Employee and registered in the name of a nominee.

    4.2.2 The option price of each Share purchased as of a Termination Date shall be the lower of:

         4.2.2.1 Eighty-five percent (85%) of the Fair Market Value of the Share on the Offering Date for such offering, or

         4.2.2.2 Eighty-five percent (85%) of the Fair Market Value of the Share on the Termination Date for such offering.

4.3      OPTION ACCOUNTS

    4.3.1 All whole and fractional Shares purchased on behalf of an Employee as of a Termination Date shall be credited to such Employee's Option Account as of such date. Any cash in lieu of fractional share remaining on distribution of Shares or on termination of the Plan shall be distributed to the Employee. Dividends payable with respect to Shares credited to the Employee's Option Account will be credited to the Employee's Option Account and used by the Custodian to purchase additional Shares as soon as practicable after the Termination Date of the current Offering Period pursuant to section 4.2 hereof.

    4.3.2 In the event the amount withheld through payroll deductions with respect to an Offering Period exceeds the option price of the Shares available for purchase for such Employee for that Offering Period, the excess of the amount so withheld over the option price of the Shares so purchased for the Employee shall be returned to the Employee without interest.

4.4      NO INTEREST ON ACCOUNT BALANCES

         No interest or other earnings will be credited to any Option Account with respect to (a) amounts credited thereto during an Offering Period or (b) amounts to be returned to the Employee. Neither the Committee nor the Company shall have any obligation to invest or otherwise manage amounts credited to an Option Account, other than to apply such amounts to the purchase of Shares in accordance with the terms of this Plan.

                                   ARTICLE 5
                            TERMINATION OF ENROLLMENT

5.1      TERMINATION OF ENROLLMENT

    5.1.1 An Employee's enrollment in the Plan will terminate under the following circumstances:

         5.1.1.1 An Employee's enrollment will terminate as of the beginning of the Offering Period that is at least thirty (30) calendar days after the Employee files with the Company a written notice of withdrawal;

         5.1.1.2 An Employee's enrollment will terminate following the termination of employment with the Company and all Participating Subsidiaries, provided that the Employee may elect to continue participation through the next following Termination Date, in which case, Shares shall be purchased for such Employee in accordance with
         Section 4.2;

         5.1.1.3 An Employee's enrollment will terminate as of the date on which the Employee would own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary, determined in accordance with
         Section 423(d) of the Code; and

         5.1.1.4 An Employee's enrollment will terminate upon termination of the Plan or as of the date the relevant Participating Subsidiary ceases to be a Subsidiary.

    5.1.2 An Employee whose enrollment in the Plan terminates under this Section, other than by reason of termination of the Plan, may again enroll in the Plan as of any subsequent Offering Date if the Employee satisfies the eligibility conditions of Section 3.1 as of such date.

5.2      DISTRIBUTIONS TO EMPLOYEE

    5.2.1 As soon as practicable after an Employee's enrollment in the Plan terminates under Section 5.1;

         5.2.1.1 The Company will pay to the Employee all amounts credited to the Employee's Option Account as of the date of termination; and

         5.2.1.2 The Committee will direct the Custodian to distribute to the Employee certificates representing any whole Shares then credited to the Employee's Option Account and cash equal to the Fair Market Value of any fractional share.

    5.2.2 If an Employee's enrollment terminates as a result of death, or if the Employee's death occurs before the Employee receives a distribution under this Section, all cash amounts payable under this Section to the Employee will be paid to the Employee's Beneficiary.

    5.2.3 An Employee may, from time to time, request distribution with regard to whole Shares then credited to the Employee's Option Account. The Custodian shall pay to the Employee cash equal to the Fair Market Value of any fractional share when all whole Shares have been distributed.

5.3      BENEFICIARIES

    5.3.1 An Employee may designate one or more persons (concurrently, contingently or successively) to whom cash amounts credited to the Option Account will be distributed if the Employee dies before receiving complete payment of such amounts. Any such designation must be made on a form provided by the Company for this purpose, will be effective on the date received by the Company and may be revoked by the Employee at any time.

    5.3.2 If the Employee fails to designate a Beneficiary or if no designated beneficiary survives the Employee, then any cash amounts shall be made to the Employee's estate.

                                   ARTICLE 6
                             ADMINISTRATION OF PLAN

6.1      COMMITTEE

         The Plan will be administered by the Committee.

6.2      COMMITTEE POWERS

    6.2.1 The Committee will have all powers appropriate to administer the Plan including, but not limited to, the following:

         6.2.1.1 To determine all questions that may arise under the Plan, including the power to determine the rights of eligibility of an Employee or their Beneficiaries;

         6.2.1.2 To construe the terms of the Plan and to remedy ambiguities, inconsistencies or omissions;

         6.2.1.3 To adopt such rules of procedure and prescribe such forms as it considers appropriate for the proper administration of the Plan and are consistent with the Plan;

         6.2.1.4 To enforce the Plan provisions and the rules of procedure which it adopts;

         6.2.1.5 To employ agents, attorneys, accountants, actuaries or other persons, and to allocate or delegate to them such powers, rights and duties as it considers appropriate for the proper administration of the Plan.

    6.2.2 The Committee will have such further powers and duties as may be elsewhere specified in the Plan.

6.3      COMMITTEE ACTIONS

         The actions of the Committee may be taken at a meeting by a majority of its members, in writing without a meeting if all members of the Committee sign such writing or by the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and participation in such a meeting in this manner shall constitute attendance and presence in person at the meeting of the person or persons so participating for all purposes. In taking action:

    6.3.1 The Committee may allocate authority to a specific member(s) of the Committee to carry out such duties as the Committee may assign;

    6.3.2 A member of the Committee may by writing delegate any or all of their rights, powers, duties and discretions to any other member of the Committee, with the consent of the latter;

    6.3.3 The Committee may delegate to any agents such duties and powers as it deems appropriate, by an instrument in writing which specifies which duties are so delegated and to whom each such duty is so delegated; and

    6.3.4 When there is an even division of opinion among the members of the Committee as to a matter, the Board will decide the matter, provided, however, that no member of the Board may vote on such a matter if it concerns such member's individual rights, privileges or obligations under the Plan.

6.4      MEMBER WHO IS PARTICIPANT

         If a member of the Committee is an Employee, such member may not decide any matter relating to the member's participation or Option Account or how the Option Account is to be paid to the member that the member would not have the right to decide in the absence of membership on the Committee, and no Employee will receive any compensation for services as a member of the Committee.

6.5      INFORMATION REQUIRED FROM COMPANY

         The Company will furnish the Committee with such data and information as the Committee deems appropriate to administer the Plan. The records of the company as to an Employee's Compensation will be conclusive on al persons unless determined by the Committee to be clearly incorrect.

6.6      INFORMATION REQUIRED FROM EMPLOYEES

         Each person entitled to benefits under the Plan must furnish the Company from time to time in writing such person's mailing address, each change of mailing address and such other data and information as the Committee deems appropriate to administer the Plan. Any communication, statement or notice mailed with postage prepaid to any person at the last mailing address filed with the Company will be binding upon such person for all purposes of the Plan.

6.7      UNIFORM RULES AND ADMINISTRATION

         The Committee will administer the Plan on a nondiscriminatory basis and will apply uniform rules to all persons similarly situated.

                                   ARTICLE 7
                            AMENDMENT AND TERMINATION

7.1      AMENDMENT

    7.1.1 The Company reserves the right to amend the Plan from time to time subject to any required regulatory approval and the following limitations:

         7.1.1.1 No amendment will be made without the prior approval of the shareholders of the Company if the amendment will (1) increase the number of Shares reserved for purchase under the Plan, or (2) materially modify the eligibility conditions or materially increase the benefits available under the Plan.

         7.1.1.2 No amendment will make any change in an option granted previously and outstanding which adversely affects the rights of an Employee with respect to such option.

         7.1.1.3 No amendment will reduce the amount of an Employee's Option Account balance.

    7.1.2 The Company may delegate to the Committee or its officers the power to amend the Plan as the Company deems appropriate, subject to the limitations of this Section.

7.2      TERMINATION

         The Plan is entirely voluntary on the part of the Company and the continuance of the Plan should not be construed as a contractual obligation of the Company. Accordingly, the Company reserves the right to terminate the Plan at any time. Unless sooner terminated by the Company, the Plan shall terminate on the date all of the Shares specified in Section 1.5.1 are purchased unless additional Shares are authorized for the Plan by the shareholders of the Company. No option may be granted under the Plan after the Plan is terminated.

7.3      RIGHTS UPON TERMINATION

    7.3.1 If the Plan terminates, the Committee may elect to terminate all outstanding options to purchase Shares under the Plan either immediately or upon completion of the purchase of Shares on the next following Termination Date.

    7.3.2 If the Committee terminates an option to purchase Shares prior to the expiration of the option, all amounts contributed to the Plan which remain in an Employee's Option Account will be returned to the Employee as soon as practicable.

                                   ARTICLE 8
                               GENERAL PROVISIONS

8.1      NO TRANSFER OR ASSIGNMENT

         The rights of an Employee under the Plan may not be sold, pledged, assigned or transferred, voluntarily or involuntarily, in any manner other than by will or the laws of descent and distribution. Any such attempted sale, pledge, assignment or transfer shall be without effect. An Employee's rights and all options granted under the Plan shall only be exercisable during his or her lifetime by such Employee.

8.2      EQUAL RIGHT AND PRIVILEGES

         All Employees who are granted options under the Plan for the Offering Period will have equal rights and privileges with respect to such option.

8.3      RIGHTS AS SHAREHOLDER

         The grant of an option to purchase Shares under the Plan will not confer upon an Employee any rights as a shareholder of the Company with respect to Shares subject to the option. An Employee will become a shareholder with respect to Shares subject to an option under the Plan only when the purchase of such Shares is completed as of a Termination Date. Whole Shares allocated to an Employee's Option Account will be voted by the nominee in whose name the Shares are registered in accordance with the directions, if any, of the Employee and if no direction has been received will not be voted.

8.4      RIGHTS AS EMPLOYEE

         The Plan is not a contract of employment, and the grant of an option to purchase Shares under the Plan will not confer upon any Employee the right to be retained in the employ of the Company or any Subsidiary.

8.5      COSTS

         All costs and expenses incurred in the administration of the Plan, including, without limitation, all commissions for purchases of Shares, will be paid by the Company and its Subsidiaries. Any brokerage fees for the sale of Shares by an Employee will be borne by the Employee.

8.6      APPLICATION OF FUNDS

         All proceeds received by the Company from the sale of Shares under the Plan will be used for general corporate purposes.

8.7 REPORTS

         The Company will provide or cause to be provided to each Employee a quarterly report of the Employee's contributions under the Plan and the Shares purchased with such contributions.

8.8      ACTIONS BY COMPANY

         Any action taken by the Company with respect to the Plan will be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors.

8.9      GOVERNMENTAL APPROVAL

         The Plan and any offering or sale made to Employees under the Plan is subject to any governmental approvals or consents that are or may become applicable in connection therewith, including the approval of the Toronto Stock Exchange.

8.10     SHAREHOLDER APPROVAL

         The Plan is subject to approval by the holders of a majority of the shares present in person or by proxy and voting at the meeting at which the Plan is considered and shall not be effective without such approval.

8.11     COMPLIANCE WITH LEGISLATION

         The Committee may postpone or adjust the issue of any Shares pursuant to this Plan as the Committee in its discretion deem necessary in order to permit the Company to effect or maintain registration of this Plan or the Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that the Shares and this Plan are exempt from such registration. The Company is not obligated by any provision of this Plan to sell or issue Shares in violation of any applicable law. In addition, while the Shares are listed on a stock exchange, the Company will have no obligation to issue any Shares pursuant to this Plan unless the Shares have been duly listed, upon official notice of issuance, on a stock exchange on which the shares are listed for trading.

8.12     APPLICABLE LAW

         The Plan will be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

8.13     GENDER AND NUMBER

         When the context permits, words in the Plan used in the masculine gender include the feminine gender, words in the singular include the plural and words in the plural include the singular.

8.14     HEADINGS

         All headings in the Plan are included solely for ease of reference and do not bear on the interpretation of the text.

                                    EXHIBIT 2


                             TLC VISION CORPORATION


                  AMENDED AND RESTATED 1997 SHARE PURCHASE PLAN


                             FOR CANADIAN EMPLOYEES


                                      EX-2

                             TLC VISION CORPORATION



                  AMENDED AND RESTATED 1997 SHARE PURCHASE PLAN




                             FOR CANADIAN EMPLOYEES















                                   MAY 1, 2004

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE 1.
        INTERPRETATION, PURPOSE, ETC.............................................................................1
        1.1     DEFINITIONS......................................................................................1
        1.2     INTRODUCTION AND PURPOSE.........................................................................2
        1.3     RESERVED SHARES..................................................................................2
        1.4     GOVERNING LAW....................................................................................2
        1.5     CURRENCY.........................................................................................2

ARTICLE 2.
        SHARE PURCHASE PLAN......................................................................................3
        2.1     PARTICIPATION....................................................................................3
                2.1.1      Eligibility...........................................................................3
                2.1.2      Enrolment.............................................................................3
        2.2     CONTRIBUTIONS....................................................................................3
                2.2.1      Employee Contributions................................................................3
                2.2.2      Changes, Termination and Re-Enrolment.................................................3
        2.3     ADMINISTRATION...................................................................................4
                2.3.1      The Plan Managers.....................................................................4
                2.3.2      The Administrator.....................................................................4
                2.3.3      Costs and Expenses....................................................................4
        2.4     INVESTMENT.......................................................................................4
                2.4.1      Remittance and Holding of Employee Contributions......................................4
                2.4.2      Purchase of Shares using Employee Contributions.......................................5
                2.4.3      Reinvestment of Dividends.............................................................5
                2.4.4      Reporting of Account Activities.......................................................5
        2.5     DISTRIBUTION OF SHARES...........................................................................5
                2.5.1      Ownership and Voting of Purchased Shares..............................................5
                2.5.2      Delivery of Certificates..............................................................5
        2.6     WITHDRAWAL FROM THE PLAN.........................................................................6
                2.6.1      Voluntary Withdrawal from the Plan....................................................6
                2.6.2      Withdrawal Upon Termination, Death or Disability......................................6

ARTICLE 3.
        GENERAL..................................................................................................7
        3.1     AMENDMENT OR TERMINATION.........................................................................7
        3.2     CAPITAL ADJUSTMENTS..............................................................................7
        3.3     COMPLIANCE WITH LEGISLATION......................................................................7
        3.4     FRACTIONAL SHARES................................................................................7

                                TABLE OF CONTENTS
                                   (continued)



                                                                                                             PAGE
                                                                                                             ----

        3.5     MARKET FLUCTUATION...............................................................................8
        3.6     CANADIAN INCOME TAX CONSIDERATIONS...............................................................8
        3.7     ASSIGNMENT OF INTEREST...........................................................................8
        3.8     TRADING ON UNDISCLOSED INFORMATION...............................................................8

                                   ARTICLE 1.
                          INTERPRETATION, PURPOSE, ETC.

1.1      DEFINITIONS

         In this Plan, the following words and phrases have, unless otherwise indicated, the following meanings:

         (a) "ACCRUED EMPLOYEE CONTRIBUTIONS" on a Share Purchase Date means the aggregate of Employee Contributions remitted to the Administrator from but excluding the previous Share Purchase Date to and including that Share Purchase Date.

         (b)  "ADMINISTRATOR" has the meaning given to that term in section
              2.3.2.

         (c) "CONSULTANT" means (i) an individual (including an individual whose services are contracted for through a corporation) or (ii) a corporation, in either case, designated by the Plan Managers and with whom the Employer has a contract for substantial ongoing services.

         (d) "ELIGIBLE EMPLOYEE" has the meaning given to that term in section 2.1.1.

         (e)  "EMPLOYEE CONTRIBUTION" has the meaning given to that term in section 2.2.1.

         (f)  "EMPLOYEE REMITTANCE" has the meaning given to that term in section 2.2.1.

         (g)  "EMPLOYER" means TLC Vision Corporation.

         (h)  "ENROLMENT DATE" has the meaning given to that term in section
              2.1.

         (i)  "NASDAQ" means the Nasdaq National Market System.

         (j) "NET CASH VALUE" means, with respect to a fractional interest in Shares, the closing price of the Shares on NASDAQ on the most recently completed trading day, multiplied by such fractional interest;

         (k) "PARTICIPANT" means an Eligible Employee who has elected to participate in the Plan for Canadian Employees.

         (l) "PLAN" means the TLC Vision Corporation Amended and Restated 1997 Share Purchase Plan.

         (m)  "PLAN MANAGERS" has the meaning given to that term in section
              2.3.1.

         (n) "PURCHASE PRICE" on a certain date means an amount equal to the lesser of (A) 85% of the closing price of the Shares on NASDAQ on the first trading day of the six month period then ended; and (B) 85% of the closing price of the Shares on NASDAQ on the trading day immediately preceding the Share Purchase Date.

         (o) "PURCHASED SHARES" means Shares that have been actually purchased in the name of the Participant pursuant to sections 2.4.2 and 2.4.3.

         (p) "REINVESTMENT DATE" has the meaning given to that term in section 2.4.3.

         (q) "SHARE PURCHASE ACCOUNT" means the account to which the Purchased Shares are credited.

         (r)  "SHARE PURCHASE DATE" has the meaning given to that term in section 2.4.2.

         (s)  "SHARES" means the common shares of the Employer.

         (t) "SUBSIDIARY" has the meaning given to that term in the Securities Act (Ontario), as amended from time to time.

1.2 INTRODUCTION AND PURPOSE

         The purpose of the Plan is to make available to Eligible Employees of the Employer a means of purchasing the Employer's Shares, to more closely align their interests with the performance of the Employer and to encourage Eligible Employees to remain with the Employer on a long-term basis.

         Participation in the Plan by any Eligible Employee is voluntary and the Employer is not making any recommendation to its employees as to whether they should or should not participate.

1.3      RESERVED SHARES

         Effective from and including October 30, 1997, the maximum number of Shares that are reserved for issuance from treasury under the Plan is 500,000 Shares.

1.4      GOVERNING LAW

         This Plan is to be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

1.5      CURRENCY

         If pursuant to sections 1.1(o)(i), a Purchase Price in respect of a Participant is to be based on the weighted average trading prices of the Shares on NASDAQ as of a particular date (i.e., Share Purchase Date or Reinvestment
Date), then that Purchase Price will be converted into Canadian currency using the U.S. dollar to Canadian dollar exchange rate in effect at 12:00 noon (eastern time) on the applicable date, as posted by the Canadian Imperial Bank of Commerce or such other Canadian chartered bank as is deemed by the Plan Managers as appropriate for this purpose.

                                   ARTICLE 2.
                               SHARE PURCHASE PLAN

2.1      PARTICIPATION

         2.1.1 ELIGIBILITY

         The following persons are eligible to participate in the Plan (an "ELIGIBLE EMPLOYEE"): (i) all full-time Canadian resident employees who have completed three months continuous service with the Employer or any Subsidiary and (ii) subject to receiving all necessary approvals, any Canadian resident Consultant of the Employer or any Subsidiary.

2.1.2    ENROLMENT

         Eligible Employees may elect to enrol as Participants in the Plan as of January 1 or July 1, in any year in which they are eligible (an "ENROLMENT DATE") by signing and delivering to the Employer, at least 30 days prior to any Enrolment Date, appropriate forms provided by the Employer.

2.2      CONTRIBUTIONS

2.2.1    EMPLOYEE CONTRIBUTIONS

         Participants may contribute for investment under the Plan, an amount which is not less than one (1%) per cent and not more than ten (10%) per cent of their regular gross salary, excluding bonuses, deferred compensation, overtime pay, or any special incentive compensation payments (an "EMPLOYEE CONTRIBUTION"). For each Eligible Employee who is compensated on an alternative basis (e.g., commissions), the Plan Managers will determine an amount which will be deemed to constitute that Eligible Employee's "regular gross salary".

         A Participant may elect to make the Employee Contribution by way of payment from that Participant, through payroll deductions or in such other manner as is acceptable to the Plan Managers (an "EMPLOYEE REMITTANCE"). If a Participant's regular salary changes, any payroll deduction previously requested will not be changed unless and until the Participant requests a change.

2.2.2    CHANGES, TERMINATION AND RE-ENROLMENT

         By giving the Employer a written request at least 30 days in advance of any Enrolment Date, a Participant may change the designated amount of Employee Remittance as of that Enrolment Date. Employee Remittances may be terminated at any time, effective as soon as practicable after the participant's written request is received by the Employer. After termination, an Eligible Employee may elect to re-enrol in the Plan. However, a new Employee Remittance authorization on re-enrolment in the Plan shall not become effective prior to the Enrolment Date next following the six-month period beginning with the effective date of the termination. In the event a Participant changes the designated amount of Employee Remittance or re-enrols after termination, no additional change shall be made within the three month period following the effective date of such change or within a three month period following the effective date of any re-enrolment in the plan.

2.3      ADMINISTRATION

         2.3.1 THE PLAN MANAGERS

         The Plan is managed by the board of directors or a committee of the board duly appointed for this purpose by the board and consisting of not less than 3 directors (the "PLAN MANAGERS"). The Plan Managers are empowered to make and enforce rules with respect to the administration of the Plan, to interpret the Plan, to resolve any ambiguities and to decide questions of eligibility to participate. The Plan Managers may appoint an individual and delegate to that person certain duties and powers of the Plan Managers. This individual does not have any fixed term and may be removed at any time by the Plan Managers. The individual may participate in the Plan, if otherwise eligible. The initial individual initially appointed by the Plan Managers will be the Director of Human Resources.

         2.3.2 THE ADMINISTRATOR

         The Employer has designated a trust company (the "ADMINISTRATOR") to administer the Plan in accordance with its terms. The Administrator will open and maintain separate accounts in the names of each of the Participants and arrange purchases of the Shares issued by the Employer. The Administrator will hold all Purchased Shares acquired in respect of a Participant as trustee on behalf and for the benefit of that Participant. The Employer may, in its discretion, substitute another entity as Administrator under the Plan and the Administrator may terminate its services, provided such substitution or termination, as the case may be, shall be on 60 days notice given by the party effecting the action. The current Administrator is CIBC Mellon Trust Company.

         2.3.3 COSTS AND EXPENSES

         The Employer pays all administration expenses in connection with the operation of the Plan. Commissions and other charges in connection with sales, withdrawals and share certificate issuing fees, including all taxes payable on the issuance or disposition of Shares, are payable by the Participants who order the transactions for their account.

2.4      INVESTMENT

         2.4.1 REMITTANCE AND HOLDING OF EMPLOYEE CONTRIBUTIONS

         Employee Contributions will be held by the Employer and remitted by the Employer to the Administrator immediately prior to each Share Purchase Date. All Employee Contributions held by the Employer prior to a Share Purchase Date will be held with a Canadian chartered bank or a United States bank and any interest earned thereon will be used by the Employer to offset costs associated with maintaining the Plan.

         2.4.2 PURCHASE OF SHARES USING EMPLOYEE CONTRIBUTIONS

         All Employee Contributions are to be invested in Shares. On January 1 and July 1 of each year or as soon thereafter as is practicable (a "SHARE PURCHASE DATE"), the Administrator will purchase on behalf of the Participant as many Shares at the Purchase Price as can be purchased using that Participant's Accrued Employee Contributions. The Administrator will purchase Shares from treasury at the Purchase Price and all such Shares will be credited to each Participant's Share Purchase Account.

         2.4.3 REINVESTMENT OF DIVIDENDS

         A Participant may elect, through the enrolment form, to have all cash dividends paid on Purchased Shares credited to a Participant's Share Purchase Account be reinvested in additional Shares purchased by the Administrator on behalf of the Participant from treasury at the Purchase Price on the next Share Purchase Date. All other distributions to holders of Shares including, without limitation, all other securities, property or rights, will be distributed to a Participant in such a manner as the Plan Managers, in their sole discretion, deem appropriate. Dividends and other distributions received in respect of Purchased Shares removed from the Plan pursuant to section 2.5.2 are not reinvested pursuant to this section.

         By written request to the Employer at least 30 days in advance of any dividend payment date, a Participant may elect to either withdraw from or participate in, as the case may be, the dividend reinvestment feature of the Plan.

         2.4.4 REPORTING OF ACCOUNT ACTIVITIES

         The Administrator shall provide to each Participant, on a quarterly basis, confirmation from the Administrator reflecting all changes in the amount of Purchased Shares credited to the Participant's Share Purchase Account.

2.5      DISTRIBUTION OF SHARES

         2.5.1 OWNERSHIP AND VOTING OF PURCHASED SHARES

         Participants acquire full beneficial ownership of all Purchased Shares as of the date of the purchase. Notwithstanding any other provision of this agreement, no fractional Share certificates will be issued.

         Whole Purchased Shares allocated to a Participant's account will be voted by the Administrator in accordance with the directions, if any, of the Participant and if no direction has been received will not be voted.

         2.5.2 DELIVERY OF CERTIFICATES

         All Purchased Shares are registered in the name of the Administrator and held in trust by the Administrator on behalf and for the benefit of the Participants. By giving the Employer fifteen (15) days advance written notice, a Participant may request that the

         Administrator deliver to that Participant a certificate registered in the name of the Participant in respect of any or all of the Purchased Shares.

2.6      WITHDRAWAL FROM THE PLAN

         2.6.1 VOLUNTARY WITHDRAWAL FROM THE PLAN

         Participants may withdraw from the Plan at any time by cancelling their Employee Remittance authorizations. The Participant may request that
         (i) the full Purchased Shares (and the Net Cash Value of any fractional interest in Shares) in the Participant's Share Purchase Account be transferred to another account maintained by that Participant, (ii) a certificate representing the whole Purchased Shares in the Participant's Share Purchase Account be delivered to the Participant together with a cheque representing the Net Cash Value of any fractional interest in Shares in the Participant's Share Purchase Account or (iii) all whole Purchased Shares and any fractional interest in Shares in the Participant's Share Purchase Account be sold and the net proceeds be remitted to the Participant.

         The Participant may not thereafter re-enrol in the Plan prior to the Enrolment Date next following a period of six months commencing with the date of such cancellation. The Administrator shall refund to the Participant all Accrued Employee Contributions to the date the Participant withdraws from the Plan. Any whole Purchased Shares sold to the Employer pursuant to this section will be cancelled and will not be held for re-issue.

         2.6.2 WITHDRAWAL UPON TERMINATION, DEATH OR DISABILITY

         Upon the death, disability or termination of employment of a Participant, that Participant will be deemed to have withdrawn from the Plan as of the date of death, disability or termination. The Participant (or the Participant's authorized representatives) may request that (i) the full Purchased Shares (and the Net Cash Value of any fractional interest in Shares) in the Participant's Share Purchase Account be transferred to another account maintained by that Participant or for the benefit of the Participant's estate, (ii) a certificate representing the whole Purchased Shares in the Participant's Share Purchase Account together with a cheque representing the Net Cash Value of any fractional interest in Shares in the Participant's Share Purchase Account be delivered to the Participant or the Participant's authorized representatives or (iii) all whole Purchased Shares and any fractional interest in Shares in the Participant's Share Purchase Account be sold and the net proceeds be remitted to the Participant or the Participant's authorized representatives.

         If the Participant (or the Participant's authorized representative) do not make an election within thirty (30) days after the date the Participant is deemed to have withdrawn from the Plan, then the Administrator will deliver to the Participant or the Participant's authorized representatives a certificate representing the whole Purchased Shares plus the Net Cash Value of any fractional Shares in the Participant's Share Purchase Account.

         The Participant will receive all Accrued Employee Contributions. Any whole Purchased Shares sold to the Employer pursuant to this section will be cancelled and will not be held for re-issue.

                                   ARTICLE 3.
                                     GENERAL

3.1      AMENDMENT OR TERMINATION

         Subject to receiving all necessary regulatory approvals, the Employer reserves the right to discontinue use of any form of Employee Remittance at any time such action is deemed advisable, in its judgment, and the Employer also reserves the right to amend or discontinue the Plan at any time. Any such amendment or termination will not result in the forfeiture by any Participant of any Purchased Shares, Employee Contributions, dividends or other distributions in respect of Purchased Shares, effective before the effective date of amendment or termination of the Plan.

3.2      CAPITAL ADJUSTMENTS

         If there is any change in the outstanding Shares by reason of a stock split, recapitalization, consolidation, combination or exchange of shares, or other fundamental corporate change, the Plan Managers will make, subject to any prior approval required of relevant stock exchanges or other applicable regulatory authorities, if any, appropriate substitutions or adjustments; provided, however, that no substitution or adjustment will obligate the Employer to issue or sell fractional shares. In the event of the reorganization of the Employer or the amalgamation or consolidation of the Employer with another corporation, the Plan Managers may make such provision for the protection of the rights of Participants as the Plan Managers in their discretion deem appropriate. The determination of the Plan Managers, as to any adjustment or as to there being no need for adjustment, will be final and binding on all parties.

3.3      COMPLIANCE WITH LEGISLATION

         The Plan Managers may postpone or adjust the issue of any Shares pursuant to this Plan as the Plan Managers in their discretion may deem necessary in order to permit the Employer to effect or maintain registration of this Plan or the Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that the Shares and this Plan are exempt from such registration. The Employer is not obligated by any provision of this Plan to sell or issue Shares in violation of any applicable law. In addition, while the Shares are listed on a stock exchange, the Employer will have no obligation to issue any Shares pursuant to this Plan unless the Shares have been duly listed, upon official notice of issuance, on a stock exchange on which the Shares are listed for trading.

3.4      FRACTIONAL SHARES

         No certificates representing fractional Shares may be issued under the Plan and nothing in this Plan will obligate the Employer to issue certificates representing fractional Shares. In all cases, the Plan Managers may determine the manner in which fractional Share value will be treated.

3.5      MARKET FLUCTUATION

         THERE IS NO GUARANTEE UNDER THE PLAN AGAINST LOSS BECAUSE OF MARKET FLUCTUATION. IN SEEKING THE BENEFITS OF PARTICIPATION IN THE PLAN, A PARTICIPANT MUST ACCEPT THE RISK OF A DECLINE IN THE MARKET PRICE OF THE SHARE.

3.6      CANADIAN INCOME TAX CONSIDERATIONS

         The purchase of Shares may give rise to a taxable employment benefit that will be required to be included in the income for tax purposes of the Employee. The amount of the benefit will be the amount by which the fair market value of the Shares at the time of purchase exceeds the purchase price paid.

         Dividends received by an Employee on Shares are required to be included in the income of the Employee, subject to the normal gross-up and dividend tax credit rules generally applicable to taxable dividends paid by a taxable Canadian corporation.

         The disposition of Shares held by an Employee as capital property will generally give rise to the realization of a taxable capital gain or allowable capital loss.

         Employee contributions, including by way of payroll deductions, will not reduce the amount of tax withheld at source by the Employer on the Employee's remuneration.

         The foregoing is of a general nature only and is not exhaustive of all possible tax considerations. Participants are urged to consult their own advisors in light of their particular circumstances.

3.7      ASSIGNMENT OF INTEREST

         Until certificates for Purchased Shares are delivered to the Participant, no right of a Participant under the Plan and no interest in Purchased Shares is capable, either in whole or in part, of being sold, assigned, pledged or hypothecated, whether by way of security or otherwise.

3.8      TRADING ON UNDISCLOSED INFORMATION

         Participants in the Plan are reminded that trading based on insider or undisclosed information is an illegal activity and that people conducting securities transactions based on such insider or undisclosed information are subject to prosecution.

                                   EXHIBIT 3

                             TLC VISION CORPORATION

                     AMENDED AND RESTATED SHARE OPTION PLAN







                                      EX-3

                                   EXHIBIT 3

                           TLC LASER EYE CENTERS INC.

                     AMENDED AND RESTATED SHARE OPTION PLAN

                                  MARCH 3, 2004

                                TABLE OF CONTENTS

ARTICLE 1.
ADMINISTRATION...........................................................................................       1

1.1     Plan.............................................................................................       1
1.2     Purpose..........................................................................................       1
1.3     Administration...................................................................................       1
1.4     Interpretation...................................................................................       1
1.5     Numbers..........................................................................................       3

ARTICLE 2.
SHARE OPTION PLAN........................................................................................       3

2.1     Grants...........................................................................................       3
2.2     Exercise of Options..............................................................................       3
2.3     Option Price.....................................................................................       4
2.4     Grant to Participant's RRSP......................................................................       4
2.5     Termination, Retirement, Death or Departure......................................................       4
2.6     Option Agreements................................................................................       5
2.7     Payment of Option Price..........................................................................       5
2.8     Amendment of Option Terms........................................................................       5

ARTICLE 3.
GENERAL..................................................................................................       5

3.1     Right to Exercise Options in connection with a Proposed Transaction..............................       5
3.2     Prohibition on Transfer of Options...............................................................       5
3.3     Prohibition on Transfer of Shares................................................................       6
3.4     Capital Adjustments..............................................................................       6
3.5     Non-Exclusivity..................................................................................       6
3.6     Amendment and Termination........................................................................       6
3.7     Compliance with Legislation......................................................................       7
3.8     Effective Date...................................................................................       7

REGULATIONS UNDER PLAN

Schedule "A" - Option Agreement

                            TLC THE LASER CENTER INC.
                     AMENDED AND RESTATED SHARE OPTION PLAN

                                   ARTICLE 1.
                                 ADMINISTRATION

1.1      PLAN

         This Plan consists of a Share Option Plan.

1.2      PURPOSE

         The purpose of this Plan is to advance the interests of the Corporation by (i) providing Eligible Persons with additional incentive; (ii) encouraging stock ownership by Eligible Persons; (iii) increasing the proprietary interest of Eligible Persons in the success of the Corporation; (iv) encouraging Eligible Persons to remain with the Corporation or its Affiliates; and (v) attracting new employees, officers and directors to the Corporation or its Affiliates.

1.3      ADMINISTRATION

         (a) This Plan will be administered by the Board or a committee of the Board duly appointed for this purpose by the Board and consisting of not less than 3 directors. If a committee is appointed for this purpose, all references to the term "Board" will be deemed to be references to the committee.

         (b) Subject to the limitations of this Plan, the Board has the authority: (i) to grant Options to purchase Shares to Eligible Persons; (ii) to determine the terms, including the limitations, restrictions and conditions, if any, upon such grants; (iii) to interpret this Plan and to adopt, amend and rescind such administrative guidelines and other rules and Regulations relating to this Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority; and (iv) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable. The Board's guidelines, rules, Regulations, interpretations and determinations will be conclusive and binding upon all parties.

1.4      INTERPRETATION

         For the purposes of this Plan, the following terms will have the following meanings unless otherwise defined elsewhere in this Plan:

         (a) "Affiliate" means any corporation that is an affiliate of the Corporation as defined under the Securities Act (Ontario);

         (b) "Board" means the Board of Directors of the Corporation or a committee thereof appointed in accordance with the Plan;

         (c)      "Corporation" means TLC Laser Eye Centers Inc.;

         (d) "Eligible Person" means, subject to the Regulations and to all applicable law, any employee, officer, director or Service Provider of (i) the Corporation or (ii) any Affiliate of the Corporation (and includes any such person who is on a leave of absence authorized by the Board or the Board of Directors of any Affiliate) designated as an Eligible Person by the Board;

         (e) "Option" means a right granted to an Eligible Person to purchase Shares of the Corporation on the terms of this Plan;

         (f) "Participant" means an Eligible Person to whom or to whose RRSP an Option has been granted;

         (g) "Plan" means the Corporation's Amended and Restated Share Option Plan consisting of the SOP;

         (h) "Regulations" means the regulations made pursuant to this Plan, as same may be amended from time to time;

         (i)      "RRSP" means a registered retirement savings plan;

         (j) "Service Provider" means any person or company who provides ongoing marketing or promotional services to or endorsements for the Corporation;

         (k) "Share Option Price" means the price at which Shares subject to this Plan can be purchased as determined by the Board in accordance with the SOP;

         (l)      "Shares" means the common shares of the Corporation;

         (m) "Share Option Plan" or "SOP" means the Amended and Restated Share Option Plan;

         (n) "Termination Date" means the date on which a Participant ceases to be an Eligible Person;

         (o) "Transfer" includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other arrangement by which possession, legal title or beneficial ownership passes from one person to another, or to the same person in a different capacity, whether or not voluntary and whether or not for value, and any agreement to effect any of the foregoing;

         (p) "Trustee" means a person appointed by the Board to act in the capacity of trustee for the benefit of the SPP; and

         (q) "Year" means a fiscal year of the Corporation commencing on June 1 and ending on May 31.

                  Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine.

                  This Plan is to be governed by and interpreted in accordance with the laws of the Province of Ontario.

1.5      NUMBERS

         The maximum number of Shares available for purchase or issuance under this Plan is 7,116,000, less the maximum number of Shares which may be issued under any other "share compensation arrangement" of the Corporation, as such term is defined under applicable rules of The Toronto Stock Exchange excluding the Corporation's Share Purchase Plan.

         Any Shares subject to an Option which has been granted under the SOP and which for any reason have been cancelled or terminated without having been exercised will again be available under this Plan.

                                   ARTICLE 2.
                                SHARE OPTION PLAN

2.1      GRANTS

         Subject to this SOP, the Board will have the authority to determine the limitations, restrictions and conditions, if any, in addition to those set out in this SOP, applicable to the exercise of an Option, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of Shares acquired upon exercise of the Option, and the nature of the events, if any, and the duration of the period in which any Participant's rights in respect of Shares acquired upon exercise of an Option may be forfeited. An Eligible Person and the Eligible Person's RRSP may receive Options on more than one occasion under this SOP and may receive separate Options on any one occasion.

         Subject to the Regulations, the aggregate number of securities available for issuance under the SOP to any one person and an RRSP of which that person is an annuitant, will be 5% of the Shares outstanding at the time of the grant (on a non-diluted basis), or such lesser number as may be required by applicable regulatory authorities from time to time.

2.2      EXERCISE OF OPTIONS

         (a) Options granted must be exercised no later than 5 years after the date of grant or such lesser period as the applicable grant or Regulations may require.

         (b) The Board may determine when any Option will become exercisable and may determine that the Option will be exercisable in instalments.

         (c) No fractional Shares may be issued and the Board may determine the manner in which fractional Share value will be treated.

         (d) Not less than 100 Shares may be purchased at any one time except where the remainder totals less than 100.

2.3      OPTION PRICE

         The Board will establish the exercise price of an Option at the time each Option is granted on the basis of the closing market price of the Shares on the market with the largest trading volume of the Shares on the last trading date preceding the date of the grant. If there is no trading on that date, the exercise price will be the average of the bid and ask on the date preceding the date of the grant. If there is no trading market for the Shares, the Board will in good faith determine the exercise price of an Option based on the fair market value of the Shares on the date of the grant.

2.4      GRANT TO PARTICIPANT'S RRSP

         Upon written notice from the Participant, any option that might otherwise be granted to that Participant, will be granted, in whole or in part, to an RRSP established by and for the sole benefit of the Participant. The determination of whether and the extent to which a Participant is entitled by applicable tax law to contribute Options to the Participant's RRSP shall be the responsibility of the Participant.

2.5      TERMINATION, RETIREMENT, DEATH OR DEPARTURE

         Subject to the Board determining that an Option shall be exercisable for a period after termination (not to exceed, in the case of a Participant who is a director, one year after the Termination Date, and in the case of a Participant who is an employee, officer or Service Provider, three years after the Termination Date), if a Participant ceases to be an Eligible Person for any reason whatsoever other than death, each Option held by the Participant or the Participant's RRSP will cease to be exercisable 90 days after the Termination Date. If any portion of an Option has not vested by the Termination Date, that portion of the Option may not under any circumstances be exercised by the Participant or the Participant's RRSP. Without limitation, and for greater certainty only, this subsection (a) will apply regardless of whether the Participant was dismissed with or without cause and regardless of whether the Participant received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Option to vest in the Participant or the Participant's RRSP.

         If a Participant dies, the legal representatives of the Participant may exercise the Participant's Options and the participant's RRSP Options within 180 days after the date of the participant's death but only to the extent the Options were by their terms exercisable on the date of death.

2.6      OPTION AGREEMENTS

         Each Option must be confirmed, and will be governed, by an agreement (an "Option Agreement") in the form of Schedule "A" (as the same may be amended from time to time by the Regulations) signed by the Corporation and the Participant or an RRSP of which that person is an annuitant.

2.7      PAYMENT OF OPTION PRICE

         The exercise price of each Share purchased under an Option must be paid in full by bank draft or certified cheque at the time of exercise, and upon receipt of payment in full, but subject to the terms of this Plan, the number of Shares in respect of which the Option is exercised will be duly issued as fully paid and non-assessable.

2.8      AMENDMENT OF OPTION TERMS

         With the consent of any applicable regulatory authorities (as required) and the Participant affected thereby, the Board may amend or modify any outstanding Option in any manner to the extent that the Board would have had the authority to initially grant the award as so modified or amended, including without limitation, to change the date or dates as of which, or the price at which, an Option becomes exercisable.

                                    ARTICLE 3.
                                     GENERAL

3.1      RIGHT TO EXERCISE OPTIONS IN CONNECTION WITH A PROPOSED TRANSACTION

         Notwithstanding any other provision of this Plan, in the event of any proposed sale or conveyance of all or substantially all of the property and assets of the Corporation or any proposed merger, consolidation, amalgamation or offer to acquire all of the outstanding Shares of the Corporation (collectively, the "Proposed Transaction"), the Corporation shall give written notice to all Participants advising that their respective Options or the Options held by their RRSP's, shall be fully exerciseable immediately, whether or not otherwise fully exerciseable, vested or unvested on that date, and may be exercised only within 30 days after the date of the notice and not thereafter, and that all rights of the Participants and their RRSP's under any Options not exercised will terminate at the expiration of the 30-day period, provided that the Proposed Transaction is completed within 180 days after the date of the notice. If the Proposed Transaction is not completed within the 180-day period, no right under any Option will be affected by the notice, except that the Option may not be exercised between the date of expiration of the 30-day period and the day after the expiration of the 180-day period.

3.2      PROHIBITION ON TRANSFER OF OPTIONS

         Options are personal to each Eligible Person. No Eligible Person may deal with any Options or any interest in them or Transfer any Options now or hereafter held by the Eligible Person except in accordance with the Plan. A purported Transfer of any Options in violation of the Plan will not be valid and the Corporation will not issue any Share upon the attempted exercise of improperly Transferred Options.

3.3      PROHIBITION ON TRANSFER OF SHARES

         No Participant will, upon exercise of an Option, deal with any Share or any interest in it or Transfer any Share now or hereafter held by the Participant or the Participant's RRSP except in accordance with the Articles of the Corporation as implemented by the Board.

3.4      CAPITAL ADJUSTMENTS

         If there is any change in the outstanding Shares by reason of a stock dividend or split, recapitalization, consolidation, combination or exchange of shares, or other fundamental corporate change, the Board will make, subject to any prior approval required of relevant stock exchanges or other applicable regulatory authorities, if any, an appropriate substitution or adjustment in (i) the exercise price of any unexercised Options under the SOP; (ii) the number or kind of shares or other securities reserved for issuance pursuant to this Plan; and (iii) the purchase price of those shares subject to unexercised Options theretofore granted under the SOP, and in the exercise price of those unexercised Options; provided, however, that no substitution or adjustment will obligate the Corporation to issue or sell fractional shares. In the event of the reorganization of the Corporation or the amalgamation or consolidation of the Corporation with another corporation, the Board may make such provision for the protection of the rights of Eligible Persons, participants and their RRSP's as the Board in its discretion deems appropriate. The determination of the Board, as to any adjustment or as to there being no need for adjustment, will be final and binding on all parties.

3.5      NON-EXCLUSIVITY

         Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Eligible Person or Participant, subject to any required regulatory or shareholder approval.

3.6      AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate this Plan or any portion thereof at any time in accordance with applicable legislation, and subject to any required regulatory or shareholder approval. Subject to section 3.1, no amendment, suspension or termination will alter or impair any Options under the SOP, or any rights pursuant thereto, granted previously to any Participant or the Participant's RRSP without the consent of that Participant.

         If this Plan is terminated, the provisions of this Plan and any administrative guidelines, and other rules and Regulations adopted by the Board and in force at the time of this Plan, will continue in effect as long as any Options under the SOP or any rights pursuant thereto remain outstanding. However, notwithstanding the termination of the Plan, the Board may make any amendments to the Plan or the Options it would be entitled to make if the Plan were still in effect.

3.7      COMPLIANCE WITH LEGISLATION

         The Board may postpone or adjust any exercise of any Option or the issue of any Shares pursuant to this Plan as the Board in its discretion may deem necessary in order to permit the Corporation to effect or maintain registration of this Plan or the Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that the Shares and this Plan are exempt from such registration. The Corporation is not obligated by any provision of this Plan or any grant hereunder to sell or issue Shares in violation of any applicable law. In addition, if the Shares are listed on a stock exchange, the Corporation will have no obligation to issue any Shares pursuant to this Plan unless the Shares have been duly listed, upon official notice of issuance, on a stock exchange on which the Shares are listed for trading.

3.8      EFFECTIVE DATE

         This Plan will become effective immediately.

                            TLC THE LASER CENTER INC.

                     AMENDED AND RESTATED SHARE OPTION PLAN

                                   REGULATIONS

1. In these Regulations, words defined in this Plan and not otherwise defined herein will have the same meaning as set forth in this Plan.

2.       A Participant will cease to be an Eligible Person on earliest of:

         (a) the date of the Participant's termination, retirement or cessation of employment with or engagement by the Corporation or any of its Affiliates;

         (b)      the date of the Participant's death; and

         (c) the date on which the Participant otherwise fails to meet the criteria set forth under the definition of an Eligible Person.

3. If the legal representative of a Participant who has died exercises the Option of the Participant or the Participant's RRSP in accordance with the terms of the SOP, the Corporation will have no obligation to issue the Shares until evidence satisfactory to the Corporation has been provided by the legal representative that the legal representative is entitled to purchase the Shares under this Plan.

4. Share certificates representing the number of Shares in respect of which the Option has been exercised will be issued only upon payment in full of the relevant exercise price. These share certificates will be held for safekeeping by the Secretary of the Corporation, unless the Participant directs the Secretary otherwise.

                             TLC VISION CORPORATION
                                      PROXY

      ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF TLC VISION CORPORATION
                           TO BE HELD ON JUNE 14, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             TLC VISION CORPORATION

         The undersigned shareholder of TLC VISION CORPORATION ("TLC Vision") hereby appoints Elias Vamvakas, Chief Executive Officer and a director of TLC Vision, or, failing him, Robert W. May, General Counsel and Secretary of TLC Vision, or instead of any of the foregoing, ___________________________, as proxy of the undersigned, to attend, vote and act for and on behalf of the undersigned at the annual and special meeting of shareholders of TLC Vision to be held on June 14, 2004 at 9:00 a.m., Eastern Standard Time, at The TSX Auditorium, The Exchange Tower, 130 King Street West, Toronto, Ontario, and at all adjournments thereof, upon the following matters:

1.       TO VOTE FOR   [ ]   AGAINST    [ ]   ABSTAIN  [ ]
         or, IF NO SPECIFICATION IS MADE, VOTE FOR a resolution approving TLC Vision's 2004 Employee Share Purchase Plan;

2.       TO VOTE FOR   [ ]   AGAINST    [ ]   ABSTAIN  [ ]
         or, IF NO SPECIFICATION IS MADE, VOTE FOR a resolution approving certain amendments to TLC Vision's 1997 Share Purchase Plan for Canadian Employees;

3.       TO VOTE FOR   [ ]   AGAINST    [ ]   ABSTAIN  [ ]
         or, IF NO SPECIFICATION IS MADE, VOTE FOR a resolution approving the increase in the number of common shares reserved for TLC Vision's Amended and Restated Share Option Plan by 2,000,000 common shares;

4. TO VOTE FOR all nominees (except as marked to the contrary) [ ] WITHHOLD all nominees [ ] or, IF NO SPECIFICATION IS MADE, VOTE FOR the election of the following directors for the terms stated in the accompanying management information circular:

                Elias Vamvakas               Dr. William David Sullins, Jr.
                John J. Klobnak              Warren S. Rustand
                Thomas N. Davidson           Dr. Richard Lindstrom
                Toby S. Wilt


         Provided that the undersigned wishes to withhold vote for the following directors:

         -----------------------------------------------------------------------

5.       TO VOTE FOR  [ ]           WITHHOLD  [ ]
         or IF NO SPECIFICATION IS MADE, VOTE FOR the continued appointment of Ernst & Young LLP as auditors of TLC Vision and authorizing the directors to fix the remuneration of the auditors; and

6. In the discretion of the proxy holder, such other business as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY ITEM(s), THEY WILL BE VOTED FOR SUCH ITEM(s).

EXECUTED on the ___________________ day of _____________________,  2004


-----------------------------------          -----------------------------------
Number of Common Shares                      Signature of Shareholder



                                             -----------------------------------
                                             Name of Shareholder
                                             (Please print clearly)

* Please see other side for notes on how to use this proxy.

NOTES:

1. A shareholder has the right to appoint a person to represent the shareholder at the meeting other than the management representatives designated in this proxy. Such right may be exercised by inserting in the space provided the name of the other person the shareholder wishes to appoint. Such other person need not be a shareholder.

2. To be valid, this proxy must be signed and deposited with the Secretary of the Corporation, c/o CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit #6, Toronto, Ontario M5A 4K9 (Facsimile No.
         (416) 368-2502) not later than the close of business on June 10, 2004, or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

3. If an individual, please sign exactly as your shares are registered. If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If the shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

4. Reference is made to the accompanying management information circular (which is also a proxy statement under U.S. law) for further information regarding completion and use of this proxy and other information pertaining to the meeting. Before completing this proxy, non-registered holders should carefully review the section in the accompanying management information circular entitled "Non-Registered Shareholders" and should carefully follow the instructions of the securities dealer or other intermediary who sent this proxy.

5. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.

6. If a share is held by two or more persons, any one of them present or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy, they shall vote together in respect of each share so held.